UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4118

Fidelity Securities Fund
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2004

Item 1. Reports to Stockholders

Fidelity®

Blue Chip Growth

Fund

Annual Report

July 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending October 31, 2004, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Growth	7.79%	-4.36%	8.50%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund on July 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500 IndexSM (S&P 500®) did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from John McDowell, Portfolio Manager of Fidelity® Blue Chip Growth Fund

U.S. equity markets reversed course during the 12 months ending July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first half of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial AverageSM - a performance measure of 30 large-cap stocks - rose 12.11%, and the tech-heavy NASDAQ Composite® Index returned 9.29%, despite losing 8.45% in the past six months.

The fund gained 7.79% during the past year, trailing its growth benchmark, the Russell 1000® Growth Index, which rose 8.51%, the LipperSM Growth Funds Average, which returned 9.95%, and the S&P 500 index. With the economy in recovery mode during the first seven months of the period, lower-quality stocks generally showed rapid earnings growth and led the market upward. In this environment, the fund's continued focus on higher-quality, well-established growth companies was a drag on performance. During the past five months, however, concerns about rising interest rates pressured the market. Also, since profit margins had recovered, investors feared that rapid earnings gains from lower-quality companies would be more difficult to sustain. As a result, the high-quality bias of our holdings led to relative gains versus our growth benchmark in the latter part of the period. Surging crude oil prices boosted such energy holdings as Schlumberger, while industrial cyclicals Tyco International and General Electric benefited from a firming economy and improving balance sheets. Other standouts included consumer products giant Gillette and telecommunications equipment maker Ericsson. Conversely, media holdings such as Viacom detracted amid a slower-than-expected pickup in ad spending. Major drug companies Merck and Wyeth also hurt, as did capital-markets-sensitive financials such as Citigroup and semiconductor stocks such as Intersil.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Actual	$ 1,000.00	$ 957.20	$ 3.46
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.43	$ 3.57

* Expenses are equal to the Fund's annualized expense ratio of .71%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	4.8	4.5
General Electric Co.	3.8	4.0
Pfizer, Inc.	3.7	3.7
Intel Corp.	2.4	2.7
American International Group, Inc.	2.4	2.2
Cisco Systems, Inc.	2.4	2.7
Johnson & Johnson	2.3	2.2
Citigroup, Inc.	2.0	2.1
Wal-Mart Stores, Inc.	1.9	1.8
Procter & Gamble Co.	1.9	1.6
	27.6
Top Five Market Sectors as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.8	26.5
Health Care	20.3	19.0
Financials	13.4	13.6
Consumer Staples	11.7	10.7
Industrials	11.4	10.8
Asset Allocation (% of fund's net assets)
As of July 31, 2004 *		As of January 31, 2004 **
	Stocks 97.9%		Stocks 97.8%
	Short-Term Investments and Net Other Assets 2.1%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	4.3%	** Foreign investments	4.3%

Annual Report

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.3%
Hotels, Restaurants & Leisure - 1.7%
Brinker International, Inc. (a)	2,185,700	$ 78,270
Carnival Corp. unit	2,446,800	114,045
McDonald's Corp.	4,544,500	124,974
Royal Caribbean Cruises Ltd.	1,399,800	59,841
		377,130
Household Durables - 0.2%
Leggett & Platt, Inc.	1,834,000	49,610
Internet & Catalog Retail - 0.7%
Amazon.com, Inc. (a)	1,057,800	41,170
eBay, Inc. (a)	1,471,100	115,231
		156,401
Media - 3.9%
Clear Channel Communications, Inc.	1,588,900	56,724
Comcast Corp.:
Class A (a)	814,952	22,330
Class A (special) (a)	868,600	23,278
EchoStar Communications Corp. Class A (a)	1,538,934	42,659
Fox Entertainment Group, Inc. Class A (a)	1,463,200	39,550
News Corp. Ltd. ADR	2,456,000	83,258
Omnicom Group, Inc.	1,421,600	102,384
Time Warner, Inc. (a)	8,843,032	147,236
Tribune Co.	929,000	39,436
Univision Communications, Inc. Class A (a)	3,307,200	95,810
Viacom, Inc. Class B (non-vtg.)	3,728,896	125,254
Walt Disney Co.	3,404,100	78,601
		856,520
Multiline Retail - 0.3%
Kohl's Corp. (a)	693,600	31,739
Target Corp.	902,600	39,353
		71,092
Specialty Retail - 2.9%
Best Buy Co., Inc.	1,725,950	83,122
Home Depot, Inc.	9,738,400	328,379
Lowe's Companies, Inc.	1,627,600	79,297
Ross Stores, Inc.	1,959,000	45,351
Staples, Inc.	3,360,800	97,060
		633,209
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - 0.6%
Liz Claiborne, Inc.	1,084,600	$ 39,252
NIKE, Inc. Class B	1,423,200	103,481
		142,733
TOTAL CONSUMER DISCRETIONARY		2,286,695
CONSUMER STAPLES - 11.7%
Beverages - 3.0%
Anheuser-Busch Companies, Inc.	1,861,000	96,586
PepsiCo, Inc.	6,356,962	317,848
The Coca-Cola Co.	5,496,800	241,090
		655,524
Food & Staples Retailing - 3.1%
CVS Corp.	1,869,300	78,268
Rite Aid Corp. (a)	2,254,000	11,067
Sysco Corp.	1,991,700	68,614
Wal-Mart Stores, Inc.	8,116,855	430,274
Walgreen Co.	2,322,700	84,546
		672,769
Household Products - 2.8%
Colgate-Palmolive Co.	3,656,500	194,526
Procter & Gamble Co.	8,029,980	418,763
		613,289
Personal Products - 2.3%
Avon Products, Inc.	4,349,000	187,050
Estee Lauder Companies, Inc. Class A	84,900	3,727
Gillette Co.	8,350,700	325,510
		516,287
Tobacco - 0.5%
Altria Group, Inc.	2,462,000	117,191
TOTAL CONSUMER STAPLES		2,575,060
ENERGY - 4.7%
Energy Equipment & Services - 2.7%
Baker Hughes, Inc.	3,702,100	149,195
BJ Services Co. (a)	1,960,300	97,348
Helmerich & Payne, Inc.	274,900	6,960
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Nabors Industries Ltd. (a)	1,889,100	$ 87,843
Schlumberger Ltd. (NY Shares)	2,423,700	155,892
Transocean, Inc. (a)	1,697,100	48,198
Weatherford International Ltd. (a)	1,250,500	58,498
		603,934
Oil & Gas - 2.0%
Burlington Resources, Inc.	2,115,600	80,752
ChevronTexaco Corp.	925,600	88,534
Exxon Mobil Corp.	3,436,400	159,105
Total SA Series B	593,000	115,457
		443,848
TOTAL ENERGY		1,047,782
FINANCIALS - 13.4%
Capital Markets - 1.9%
Goldman Sachs Group, Inc.	640,600	56,495
Lehman Brothers Holdings, Inc.	1,428,700	100,152
Merrill Lynch & Co., Inc.	1,886,200	93,782
Morgan Stanley	2,558,800	126,226
State Street Corp.	848,800	36,337
		412,992
Commercial Banks - 0.9%
Bank of America Corp.	2,505,300	212,976
Consumer Finance - 2.7%
American Express Co.	5,123,429	257,452
Capital One Financial Corp.	1,284,300	89,028
MBNA Corp.	6,620,800	163,468
SLM Corp.	2,178,800	82,620
		592,568
Diversified Financial Services - 2.3%
Citigroup, Inc.	9,994,854	440,673
J.P. Morgan Chase & Co.	1,893,804	70,696
		511,369
Insurance - 3.6%
AFLAC, Inc.	2,529,700	100,277
AMBAC Financial Group, Inc.	1,493,200	106,181
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
American International Group, Inc.	7,428,955	$ 524,856
MBIA, Inc.	1,151,650	62,166
		793,480
Thrifts & Mortgage Finance - 2.0%
Fannie Mae	4,621,100	327,913
Freddie Mac	252,100	16,213
Golden West Financial Corp., Delaware	939,900	100,485
		444,611
TOTAL FINANCIALS		2,967,996
HEALTH CARE - 20.3%
Biotechnology - 2.6%
Alkermes, Inc. (a)	632,500	6,825
Amgen, Inc. (a)	4,150,700	236,092
Biogen Idec, Inc. (a)	1,578,250	94,695
Cephalon, Inc. (a)	843,000	42,588
Genentech, Inc. (a)	2,983,400	145,232
Millennium Pharmaceuticals, Inc. (a)	2,533,900	28,177
Protein Design Labs, Inc. (a)	832,100	13,480
		567,089
Health Care Equipment & Supplies - 3.9%
Baxter International, Inc.	2,800,400	84,208
Becton, Dickinson & Co.	1,634,600	77,202
Boston Scientific Corp. (a)	2,186,280	83,647
Cytyc Corp. (a)	1,369,400	33,098
Medtronic, Inc.	5,429,200	269,668
Millipore Corp. (a)	982,700	51,778
St. Jude Medical, Inc. (a)	1,793,300	122,178
Waters Corp. (a)	1,843,900	80,910
Zimmer Holdings, Inc. (a)	874,180	66,709
		869,398
Health Care Providers & Services - 2.3%
Cardinal Health, Inc.	952,275	42,376
Caremark Rx, Inc. (a)	2,201,100	67,134
Health Management Associates, Inc. Class A	1,989,400	39,907
Laboratory Corp. of America Holdings (a)	1,639,700	64,211
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Quest Diagnostics, Inc.	765,400	$ 62,824
UnitedHealth Group, Inc.	3,573,000	224,742
		501,194
Pharmaceuticals - 11.5%
Abbott Laboratories	5,091,800	200,362
Allergan, Inc.	1,079,200	81,631
AstraZeneca PLC sponsored ADR	1,867,300	83,879
Barr Pharmaceuticals, Inc. (a)	1,828,200	62,799
Bristol-Myers Squibb Co.	860,900	19,715
Eli Lilly & Co.	2,001,000	127,504
Forest Laboratories, Inc. (a)	745,400	37,486
Johnson & Johnson	9,263,104	511,972
Merck & Co., Inc.	4,683,000	212,374
Pfizer, Inc.	25,558,900	816,862
Schering-Plough Corp.	8,462,500	164,680
Watson Pharmaceuticals, Inc. (a)	208,900	5,266
Wyeth	6,495,300	229,934
		2,554,464
TOTAL HEALTH CARE		4,492,145
INDUSTRIALS - 11.4%
Aerospace & Defense - 2.0%
EADS NV	4,900,000	134,916
Honeywell International, Inc.	212,200	7,981
Lockheed Martin Corp.	283,300	15,012
Northrop Grumman Corp.	2,323,000	122,190
The Boeing Co.	3,225,500	163,694
		443,793
Air Freight & Logistics - 0.7%
United Parcel Service, Inc. Class B	2,246,500	161,658
Airlines - 0.3%
Southwest Airlines Co.	4,154,600	60,117
Building Products - 0.2%
Masco Corp.	1,810,200	54,740
Commercial Services & Supplies - 1.3%
Avery Dennison Corp.	1,226,700	74,301
Career Education Corp. (a)	946,900	32,015
Cintas Corp.	771,200	32,360
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Robert Half International, Inc.	2,467,000	$ 68,632
Waste Management, Inc.	2,526,400	71,093
		278,401
Construction & Engineering - 0.3%
Fluor Corp.	1,316,000	59,944
Industrial Conglomerates - 6.0%
3M Co.	3,463,000	285,213
General Electric Co.	25,690,600	854,212
Tyco International Ltd.	6,169,500	191,255
		1,330,680
Machinery - 0.6%
Danaher Corp.	1,388,400	70,322
Ingersoll-Rand Co. Ltd. Class A	589,750	40,510
Parker Hannifin Corp.	427,200	24,513
		135,345
TOTAL INDUSTRIALS		2,524,678
INFORMATION TECHNOLOGY - 23.8%
Communications Equipment - 3.6%
Cisco Systems, Inc. (a)	25,122,400	524,053
Motorola, Inc.	1,028,200	16,379
QUALCOMM, Inc.	2,960,400	204,504
Telefonaktiebolaget LM Ericsson ADR (a)	1,570,700	41,953
		786,889
Computers & Peripherals - 3.8%
Dell, Inc. (a)	10,688,700	379,128
EMC Corp. (a)	11,206,300	122,933
International Business Machines Corp.	3,421,600	297,919
Lexmark International, Inc. Class A (a)	601,242	53,210
		853,190
Electronic Equipment & Instruments - 0.7%
CDW Corp.	1,109,000	71,309
Flextronics International Ltd. (a)	5,942,500	74,697
		146,006
Internet Software & Services - 0.8%
Yahoo!, Inc. (a)	5,895,164	181,571
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 2.3%
Affiliated Computer Services, Inc. Class A (a)	1,531,900	$ 79,506
Automatic Data Processing, Inc.	663,880	27,870
DST Systems, Inc. (a)	1,526,600	69,552
First Data Corp.	6,129,000	273,415
Paychex, Inc.	2,059,920	63,260
		513,603
Semiconductors & Semiconductor Equipment - 6.1%
Altera Corp. (a)	2,855,500	59,452
Analog Devices, Inc.	2,937,700	116,627
Applied Materials, Inc. (a)	4,408,400	74,811
Intel Corp.	21,973,540	535,715
Intersil Corp. Class A	2,528,000	46,439
KLA-Tencor Corp. (a)	2,087,100	86,009
Lam Research Corp. (a)	1,286,400	30,681
Linear Technology Corp.	1,414,560	55,309
Marvell Technology Group Ltd. (a)	2,386,000	55,403
Microchip Technology, Inc.	813,700	23,573
PMC-Sierra, Inc. (a)	3,169,500	37,654
Teradyne, Inc. (a)	1,680,900	28,743
Texas Instruments, Inc.	5,878,500	125,388
Xilinx, Inc.	2,439,100	71,783
		1,347,587
Software - 6.5%
Adobe Systems, Inc.	755,668	31,874
BEA Systems, Inc. (a)	3,577,500	23,218
Cadence Design Systems, Inc. (a)	1,926,600	25,951
Electronic Arts, Inc. (a)	1,046,168	52,444
McAfee, Inc. (a)	1,766,500	31,762
Microsoft Corp.	37,157,800	1,057,510
Oracle Corp. (a)	9,558,900	100,464
Siebel Systems, Inc. (a)	1,914,900	15,434
Synopsys, Inc. (a)	1,762,654	44,578
VERITAS Software Corp. (a)	2,678,628	51,055
		1,434,290
TOTAL INFORMATION TECHNOLOGY		5,263,136
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 1.3%
Chemicals - 1.0%
Dow Chemical Co.	3,130,200	$ 124,864
Praxair, Inc.	2,582,800	101,891
		226,755
Containers & Packaging - 0.3%
Smurfit-Stone Container Corp. (a)	2,825,716	52,587
TOTAL MATERIALS		279,342
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.5%
Qwest Communications International, Inc. (a)	7,284,800	28,338
Verizon Communications, Inc.	2,045,400	78,830
		107,168
Wireless Telecommunication Services - 0.5%
Nextel Communications, Inc. Class A (a)	4,561,200	103,813
TOTAL TELECOMMUNICATION SERVICES		210,981
TOTAL COMMON STOCKS (Cost $18,291,772)		21,647,815
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(d)	132,000	55
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,036)		55
Money Market Funds - 2.2%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.33% (b)	468,942,470	$ 468,942
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	16,130,136	16,130
TOTAL MONEY MARKET FUNDS (Cost $485,072)		485,072
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $18,778,880)		22,132,942
NET OTHER ASSETS - (0.1)%		(30,804)
NET ASSETS - 100%		$ 22,102,138
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $55,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 2,276
Income Tax Information
At July 31, 2004, the fund had a capital loss carryforward of approximately $2,889,394,000 of which $1,006,654,000 and $1,882,740,000 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2004

Assets
Investment in securities, at value (including securities loaned of $15,368) (cost $18,778,880) - See accompanying schedule		$ 22,132,942
Receivable for investments sold		77,961
Receivable for fund shares sold		22,233
Dividends receivable		16,764
Interest receivable		509
Prepaid expenses		37
Other affiliated receivables		66
Other receivables		898
Total assets		22,251,410

Liabilities
Payable for investments purchased	$ 93,027
Payable for fund shares redeemed	25,595
Accrued management fee	7,738
Other affiliated payables	5,282
Other payables and accrued expenses	1,500
Collateral on securities loaned, at value	16,130
Total liabilities		149,272

Net Assets		$ 22,102,138
Net Assets consist of:
Paid in capital		$ 21,599,224
Undistributed net investment income		48,439
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,899,602)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,354,077
Net Assets, for 570,768 shares outstanding		$ 22,102,138
Net Asset Value, offering price and redemption price per share ($22,102,138 ÷ 570,768 shares)		$ 38.72

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2004

Investment Income
Dividends		$ 248,504
Interest		5,230
Security lending		575
Total income		254,309

Expenses
Management fee Basic fee	$ 127,236
Performance adjustment	(37,351)
Transfer agent fees	55,993
Accounting and security lending fees	1,583
Non-interested trustees' compensation	120
Appreciation in deferred trustee compensation account	37
Custodian fees and expenses	363
Registration fees	234
Audit	143
Legal	65
Miscellaneous	1,580
Total expenses before reductions	150,003
Expense reductions	(1,931)	148,072
Net investment income (loss)		106,237
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	750,923
Foreign currency transactions	(2)
Total net realized gain (loss)		750,921
Change in net unrealized appreciation (depreciation) on: Investment securities	695,341
Assets and liabilities in foreign currencies	17
Total change in net unrealized appreciation (depreciation)		695,358
Net gain (loss)		1,446,279
Net increase (decrease) in net assets resulting from operations		$ 1,552,516

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 106,237	$ 111,026
Net realized gain (loss)	750,921	(755,932)
Change in net unrealized appreciation (depreciation)	695,358	2,271,032
Net increase (decrease) in net assets resulting from operations	1,552,516	1,626,126
Distributions to shareholders from net investment income	(122,754)	(67,396)
Share transactions Net proceeds from sales of shares	4,701,393	5,002,352
Reinvestment of distributions	119,640	65,634
Cost of shares redeemed	(4,084,178)	(3,712,003)
Net increase (decrease) in net assets resulting from share transactions	736,855	1,355,983
Total increase (decrease) in net assets	2,166,617	2,914,713

Net Assets
Beginning of period	19,935,521	17,020,808
End of period (including undistributed net investment income of $48,439 and undistributed net investment income of $64,958, respectively)	$ 22,102,138	$ 19,935,521
Other Information Shares
Sold	120,270	151,627
Issued in reinvestment of distributions	3,151	2,019
Redeemed	(104,362)	(113,950)
Net increase (decrease)	19,059	39,696

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 36.13	$ 33.24	$ 45.08	$ 60.25	$ 53.20
Income from Investment Operations
Net investment income (loss) B	.19	.21	.10	.01	(.01)
Net realized and unrealized gain (loss)	2.62	2.81	(11.88)	(12.66)	9.27
Total from investment operations	2.81	3.02	(11.78)	(12.65)	9.26
Distributions from net investment income	(.22)	(.13)	(.06)	-	(.14)
Distributions from net realized gain	-	-	-	(2.52)	(2.07)
Total distributions	(.22)	(.13)	(.06)	(2.52)	(2.21)
Net asset value, end of period	$ 38.72	$ 36.13	$ 33.24	$ 45.08	$ 60.25
Total Return A	7.79%	9.13%	(26.16)%	(21.92)%	17.97%
Ratios to Average Net Assets C
Expenses before expense reductions	.68%	.71%	.76%	.89%	.88%
Expenses net of voluntary waivers, if any	.68%	.71%	.76%	.89%	.88%
Expenses net of all reductions	.67%	.69%	.74%	.87%	.86%
Net investment income (loss)	.48%	.64%	.25%	.01%	(.02)%
Supplemental Data
Net assets, end of period (in millions)	$ 22,102	$ 19,936	$ 17,021	$ 23,032	$ 29,154
Portfolio turnover rate	23%	24%	33%	46%	40%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Blue Chip Growth Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,637,469	|
Unrealized depreciation	(1,293,600)
Net unrealized appreciation (depreciation)	3,343,869
Undistributed ordinary income	48,785

Capital loss carryforward	(2,889,394)

Cost for federal income tax purposes	$ 18,789,073

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003
Ordinary Income	$ 122,754	$ 67,396

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $5,605,331 and $4,865,220, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .41% of the fund's average net assets.

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the fund. Shares purchased prior to October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received deferred sales charges of $18 on redemption of shares of the fund.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,226 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $152 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,769 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $1 and $161, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the portfolio of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 3, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 293 funds advised by FMR or an affiliate. Mr. McCoy oversees 295 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Blue Chip Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Securities Fund. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 1996

Vice President of Blue Chip Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Blue Chip Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Blue Chip Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Blue Chip Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Blue Chip Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Blue Chip Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Blue Chip Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Blue Chip Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Blue Chip Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Blue Chip Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Blue Chip Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Blue Chip Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (34)

Year of Election or Appointment: 2004

Assistant Treasurer of Blue Chip Growth. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Blue Chip Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 16, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	31,883,774,629.45	74.417
Against	8,183,381,781.77	19.100
Abstain	1,638,852,719.00	3.825
Broker Non-Votes	1,138,987,331.08	2.658
TOTAL	42,844,996,461.30	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	40,460,518,026.37	94.435
Withheld	2,384,478,434.93	5.565
TOTAL	42,844,996,461.30	100.000
Ralph F. Cox
Affirmative	40,352,191,948.09	94.182
Withheld	2,492,804,513.21	5.818
TOTAL	42,844,996,461.30	100.000
Laura B. Cronin
Affirmative	40,424,410,070.14	94.350
Withheld	2,420,586,391.16	5.650
TOTAL	42,844,996,461.30	100.000
Robert M. Gates
Affirmative	40,432,546,388.62	94.369
Withheld	2,412,450,072.68	5.631
TOTAL	42,844,996,461.30	100.000
George H. Heilmeier
Affirmative	40,445,405,455.55	94.399
Withheld	2,399,591,005.75	5.601
TOTAL	42,844,996,461.30	100.000
Abigail P. Johnson
Affirmative	40,331,726,176.04	94.134
Withheld	2,513,270,285.26	5.866
TOTAL	42,844,996,461.30	100.000
Edward C. Johnson 3d
Affirmative	40,301,779,769.00	94.064
Withheld	2,543,216,692.30	5.936
TOTAL	42,844,996,461.30	100.000
Donald J. Kirk
Affirmative	40,378,377,883.82	94.243
Withheld	2,466,618,577.48	5.757
TOTAL	42,844,996,461.30	100.000
Marie L. Knowles
Affirmative	40,472,201,003.05	94.462
Withheld	2,372,795,458.25	5.538
TOTAL	42,844,996,461.30	100.000
Ned C. Lautenbach
Affirmative	40,485,953,391.65	94.494
Withheld	2,359,043,069.65	5.506
TOTAL	42,844,996,461.30	100.000
Marvin L. Mann
Affirmative	40,392,875,977.31	94.277
Withheld	2,452,120,483.99	5.723
TOTAL	42,844,996,461.30	100.000
William O. McCoy
Affirmative	40,409,897,384.16	94.316
Withheld	2,435,099,077.14	5.684
TOTAL	42,844,996,461.30	100.000
Robert L. Reynolds
Affirmative	40,470,266,358.65	94.457
Withheld	2,374,730,102.65	5.543
TOTAL	42,844,996,461.30	100.000
William S. Stavropoulos
Affirmative	40,442,710,981.11	94.393
Withheld	2,402,285,480.19	5.607
TOTAL	42,844,996,461.30	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Blue Chip Value Fund

Capital Appreciation Fund

Contrafund ®

Disciplined Equity Fund

Discovery Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

BCF-UANN-0904
1.789244.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Blue Chip Value

Fund

Annual Report

July 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending October 31, 2004, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Life of FundA
Fidelity® Blue Chip Value Fund	16.16%	11.52%

A From June 17, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value on June 17, 2003. The chart shows how the value of your investment would have grown, and also shows how the Russell 1000® Value Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brian Hogan, Portfolio Manager of Fidelity® Blue Chip Value Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial AverageSM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ® Composite Index returned 9.29%, despite losing 8.45% in the past six months.

For the one-year period that ended July 31, 2004, the fund posted a gain of 16.16%. During the same time period, the Russell 1000® Value Index returned 17.68%, while the LipperSM Growth Funds Average returned 9.95%. The fund's underperformance of its index during the time period was due primarily to its underweighted position in Exxon Mobil. The company's stock greatly benefited from rising oil and natural gas prices, so the underweighting was a big disappointment relative to the benchmark. Pharmaceutical giant Merck was another detractor. The market revalued the stock as the company's earnings growth prospects were viewed as more challenging than previously thought due to excess inventory and the discontinuance of two late-stage drug trials. On the positive side, Tyco International was the top contributor to fund returns. The company has been a terrific turnaround story, and the market rewarded the stock for the firm's reduced debt, improved balance sheet and for generating significantly more cash flow than was expected by cutting operating costs. Nucor Corporation, the largest U.S. steel maker, also added value. Its stock rose as the company significantly exceeded consensus earnings estimates due to better-than-expected pricing and continued strong demand for its products.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Actual	$ 1,000.00	$ 991.20	$ 5.30
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,019.61	$ 5.39

* Expenses are equal to the Fund's annualized expense ratio of 1.07%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	5.8	1.2
Bank of America Corp.	3.2	2.2
Exxon Mobil Corp.	3.0	2.0
Citigroup, Inc.	2.9	2.1
American International Group, Inc.	2.3	2.8
SBC Communications, Inc.	2.2	1.7
Tyco International Ltd.	2.1	2.3
Honeywell International, Inc.	2.1	1.4
ChevronTexaco Corp.	1.8	1.9
Microsoft Corp.	1.7	1.0
	27.1
Top Five Market Sectors as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.8	25.6
Industrials	18.9	12.6
Energy	12.0	10.1
Consumer Discretionary	11.1	13.3
Health Care	9.8	7.4
Asset Allocation (% of fund's net assets)
As of July 31, 2004 *		As of January 31, 2004 **
	Stocks 100.0%		Stocks 99.9%
	Short-Term Investments and Net Other Assets 0.0%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	3.6%	** Foreign investments	4.9%

Annual Report

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.1%
Auto Components - 0.1%
TRW Automotive Holdings Corp.	4,100	$ 85,280
Automobiles - 0.1%
Harley-Davidson, Inc.	1,100	65,857
Hotels, Restaurants & Leisure - 0.9%
McDonald's Corp.	20,200	555,500
Royal Caribbean Cruises Ltd.	2,200	94,050
		649,550
Household Durables - 0.5%
LG Electronics, Inc.	1,510	63,041
Newell Rubbermaid, Inc.	6,800	146,880
Techtronic Industries Co. Ltd.	72,000	107,078
		316,999
Leisure Equipment & Products - 0.3%
Brunswick Corp.	1,500	58,545
Eastman Kodak Co.	6,300	166,887
		225,432
Media - 6.5%
Cablevision Systems Corp. - NY Group Class A (a)	7,000	122,290
Clear Channel Communications, Inc.	17,000	606,900
Cumulus Media, Inc. Class A (a)	8,200	120,376
Emmis Communications Corp. Class A (a)	8,250	162,690
Fox Entertainment Group, Inc. Class A (a)	9,200	248,676
Grupo Televisa SA de CV sponsored ADR	4,000	188,000
Lamar Advertising Co. Class A (a)	9,000	361,890
Liberty Media Corp. Class A (a)	20,200	171,296
News Corp. Ltd. sponsored ADR	5,166	164,124
NTL, Inc. (a)	3,353	174,758
Salem Communications Corp. Class A (a)	3,098	78,689
The DIRECTV Group, Inc. (a)	12,743	206,564
Time Warner, Inc. (a)	26,500	441,225
Univision Communications, Inc. Class A (a)	5,500	159,335
Valassis Communications, Inc. (a)	2,400	70,176
Viacom, Inc. Class B (non-vtg.)	19,360	650,302
Walt Disney Co.	21,900	505,671
		4,432,962
Multiline Retail - 0.6%
99 Cents Only Stores (a)	8,800	126,104
JCPenney Co., Inc.	6,300	252,000
		378,104
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 2.1%
American Eagle Outfitters, Inc. (a)	6,100	$ 199,897
Gap, Inc.	12,000	272,400
Home Depot, Inc.	11,000	370,920
Office Depot, Inc. (a)	9,200	150,880
Sonic Automotive, Inc. Class A	7,000	156,450
Toys 'R' Us, Inc. (a)	17,400	286,404
		1,436,951
TOTAL CONSUMER DISCRETIONARY		7,591,135
CONSUMER STAPLES - 3.1%
Beverages - 0.9%
Anheuser-Busch Companies, Inc.	4,000	207,600
PepsiCo, Inc.	6,200	310,000
The Coca-Cola Co.	1,880	82,457
		600,057
Food & Staples Retailing - 0.7%
Albertsons, Inc.	6,500	158,535
Safeway, Inc. (a)	11,700	247,221
Wal-Mart Stores, Inc.	2,000	106,020
		511,776
Food Products - 0.3%
Interstate Bakeries Corp.	6,800	66,844
McCormick & Co., Inc. (non-vtg.)	1,800	64,386
The J.M. Smucker Co.	1,400	58,534
		189,764
Household Products - 0.8%
Clorox Co.	3,560	177,181
Procter & Gamble Co.	7,100	370,265
		547,446
Personal Products - 0.3%
Gillette Co.	5,020	195,680
Tobacco - 0.1%
Altria Group, Inc.	2,300	109,480
TOTAL CONSUMER STAPLES		2,154,203
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 12.0%
Energy Equipment & Services - 4.1%
Baker Hughes, Inc.	7,700	$ 310,310
ENSCO International, Inc.	6,380	192,102
GlobalSantaFe Corp.	9,200	252,080
Halliburton Co.	16,200	514,350
National-Oilwell, Inc. (a)	2,700	90,315
Pride International, Inc. (a)	11,200	201,600
Rowan Companies, Inc. (a)	4,500	109,890
Smith International, Inc. (a)	3,300	192,324
Transocean, Inc. (a)	14,500	411,800
Varco International, Inc. (a)	5,040	121,817
Weatherford International Ltd. (a)	9,250	432,715
		2,829,303
Oil & Gas - 7.9%
Amerada Hess Corp.	2,500	208,375
Apache Corp.	3,920	182,398
BP PLC sponsored ADR	3,100	174,716
Burlington Resources, Inc.	6,600	251,922
ChevronTexaco Corp.	13,150	1,257,798
ConocoPhillips	5,200	409,604
Encore Acquisition Co. (a)	3,600	106,092
Exxon Mobil Corp.	44,100	2,041,830
Occidental Petroleum Corp.	6,700	330,109
Premcor, Inc. (a)	3,500	125,650
Quicksilver Resources, Inc. (a)	2,600	82,342
Valero Energy Corp.	2,800	209,776
		5,380,612
TOTAL ENERGY		8,209,915
FINANCIALS - 24.8%
Capital Markets - 3.5%
Bear Stearns Companies, Inc.	3,100	258,602
Lehman Brothers Holdings, Inc.	4,500	315,450
Merrill Lynch & Co., Inc.	19,200	954,624
Morgan Stanley	16,800	828,744
Raymond James Financial, Inc.	2,100	49,077
		2,406,497
Commercial Banks - 6.0%
Bank of America Corp.	26,008	2,210,940
Banknorth Group, Inc.	4,900	156,359
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Commercial Banks - continued
East West Bancorp, Inc.	2,300	$ 77,556
Fifth Third Bancorp	1,250	61,700
SouthTrust Corp.	9,600	372,384
SunTrust Banks, Inc.	1,500	98,925
Texas Capital Bancshares, Inc.	4,300	70,778
UCBH Holdings, Inc.	4,300	168,087
Wachovia Corp.	9,700	429,807
Wells Fargo & Co.	7,600	436,316
		4,082,852
Consumer Finance - 0.4%
Capital One Financial Corp.	2,800	194,096
MBNA Corp.	4,600	113,574
		307,670
Diversified Financial Services - 4.6%
CIT Group, Inc.	2,300	79,948
Citigroup, Inc.	45,700	2,014,913
J.P. Morgan Chase & Co.	28,752	1,073,312
		3,168,173
Insurance - 6.8%
ACE Ltd.	11,280	457,855
AFLAC, Inc.	11,700	463,788
Allianz AG sponsored ADR	10,800	104,004
AMBAC Financial Group, Inc.	5,300	376,883
American International Group, Inc.	22,400	1,582,560
Arch Capital Group Ltd. (a)	2,000	77,000
Conseco, Inc. (a)	2,900	52,142
Hartford Financial Services Group, Inc.	4,600	299,460
Marsh & McLennan Companies, Inc.	1,550	68,789
MetLife, Inc.	5,300	189,051
PartnerRe Ltd.	1,200	62,772
Scottish Re Group Ltd.	2,200	44,880
St. Paul Travelers Companies, Inc.	6,376	236,358
UnumProvident Corp.	11,800	188,210
W.R. Berkley Corp.	7,800	319,332
XL Capital Ltd. Class A	2,440	172,459
		4,695,543
Real Estate - 1.2%
Apartment Investment & Management Co. Class A	20,210	646,114
iStar Financial, Inc.	2,500	95,000
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Manufactured Home Communities, Inc.	1,400	$ 44,366
Spirit Financial Corp. (d)	2,000	20,000
		805,480
Thrifts & Mortgage Finance - 2.3%
Fannie Mae	9,140	648,574
Freddie Mac	1,600	102,896
Golden West Financial Corp., Delaware	1,560	166,780
New York Community Bancorp, Inc.	12,800	246,272
Sovereign Bancorp, Inc.	11,500	250,355
The PMI Group, Inc.	800	32,984
Washington Mutual, Inc.	2,500	97,000
		1,544,861
TOTAL FINANCIALS		17,011,076
HEALTH CARE - 9.8%
Biotechnology - 1.3%
Alkermes, Inc. (a)	5,400	58,266
Amgen, Inc. (a)	3,000	170,640
Biogen Idec, Inc. (a)	1,700	102,000
BioMarin Pharmaceutical, Inc. (a)	20,300	116,116
Caliper Life Sciences, Inc. (a)	15,000	88,650
Cephalon, Inc. (a)	1,200	60,624
Genentech, Inc. (a)	2,800	136,304
MedImmune, Inc. (a)	5,500	126,720
Millennium Pharmaceuticals, Inc. (a)	5,400	60,048
		919,368
Health Care Equipment & Supplies - 3.6%
Baxter International, Inc.	38,340	1,152,884
Dade Behring Holdings, Inc. (a)	3,500	173,915
Immucor, Inc. (a)	4,450	90,157
Medtronic, Inc.	4,900	243,383
St. Jude Medical, Inc. (a)	1,800	122,634
Thermo Electron Corp. (a)	6,700	172,324
Waters Corp. (a)	11,100	487,068
		2,442,365
Health Care Providers & Services - 1.5%
Community Health Systems, Inc. (a)	2,800	68,908
Covance, Inc. (a)	1,900	69,711
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
HealthSouth Corp. (a)	24,700	$ 133,380
Odyssey Healthcare, Inc. (a)	3,500	60,130
PacifiCare Health Systems, Inc. (a)	3,400	103,938
Tenet Healthcare Corp. (a)	15,200	169,936
UnitedHealth Group, Inc.	6,600	415,140
		1,021,143
Pharmaceuticals - 3.4%
Barr Pharmaceuticals, Inc. (a)	4,900	168,315
Johnson & Johnson	10,560	583,651
Merck & Co., Inc.	15,340	695,669
Pfizer, Inc.	5,500	175,780
Schering-Plough Corp.	27,410	533,399
Wyeth	5,400	191,160
		2,347,974
TOTAL HEALTH CARE		6,730,850
INDUSTRIALS - 18.9%
Aerospace & Defense - 4.6%
Bombardier, Inc. Class B (sub. vtg.)	20,200	50,756
DRS Technologies, Inc. (a)	2,000	71,440
Goodrich Corp.	2,400	77,592
Honeywell International, Inc.	38,560	1,450,242
Lockheed Martin Corp.	7,320	387,887
Northrop Grumman Corp.	2,800	147,280
Precision Castparts Corp.	3,700	208,421
Raytheon Co.	9,400	315,370
The Boeing Co.	4,700	238,525
Triumph Group, Inc. (a)	3,000	98,940
United Defense Industries, Inc. (a)	3,300	114,345
		3,160,798
Air Freight & Logistics - 0.3%
Expeditors International of Washington, Inc.	2,121	98,436
Ryder System, Inc.	1,700	72,930
		171,366
Airlines - 0.5%
AirTran Holdings, Inc. (a)	6,200	69,130
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Airlines - continued
Ryanair Holdings PLC sponsored ADR (a)	1,100	$ 34,441
Southwest Airlines Co.	18,500	267,695
		371,266
Building Products - 0.7%
Masco Corp.	14,600	441,504
Commercial Services & Supplies - 3.1%
Asset Acceptance Capital Corp.	600	10,332
Avery Dennison Corp.	3,100	187,767
Career Education Corp. (a)	4,800	162,288
Cendant Corp.	22,800	521,664
Cintas Corp.	6,300	264,348
Monster Worldwide, Inc. (a)	2,900	64,061
On Assignment, Inc. (a)	6,093	30,526
Robert Half International, Inc.	19,330	537,761
ServiceMaster Co.	5,200	60,736
United Rentals, Inc. (a)	6,000	119,040
Waste Management, Inc.	6,160	173,342
		2,131,865
Construction & Engineering - 0.8%
Chicago Bridge & Iron Co. NV	6,700	195,573
Fluor Corp.	6,900	314,295
MasTec, Inc. (a)	9,600	59,904
		569,772
Electrical Equipment - 0.2%
FuelCell Energy, Inc. (a)	4,500	44,730
Rockwell Automation, Inc.	2,000	74,820
		119,550
Industrial Conglomerates - 8.1%
3M Co.	1,200	98,832
General Electric Co.	120,050	3,991,659
Tyco International Ltd.	47,340	1,467,540
		5,558,031
Machinery - 0.4%
AGCO Corp. (a)	1,600	33,472
Mueller Industries, Inc.	2,500	95,300
SPX Corp.	3,900	159,705
		288,477
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
W.W. Grainger, Inc.	2,000	$ 105,900
TOTAL INDUSTRIALS		12,918,529
INFORMATION TECHNOLOGY - 6.8%
Communications Equipment - 0.7%
Comverse Technology, Inc. (a)	7,600	129,656
Foundry Networks, Inc. (a)	13,700	140,562
Juniper Networks, Inc. (a)	2,500	57,400
Lucent Technologies, Inc. (a)	19,800	60,390
Motorola, Inc.	3,888	61,936
Scientific-Atlanta, Inc.	1,500	46,125
		496,069
Computers & Peripherals - 0.6%
Diebold, Inc.	500	23,050
Hewlett-Packard Co.	3,500	70,525
International Business Machines Corp.	2,920	254,244
Western Digital Corp. (a)	4,000	28,040
		375,859
Electronic Equipment & Instruments - 0.9%
Amphenol Corp. Class A (a)	3,800	119,434
Avnet, Inc. (a)	1,600	31,072
Flextronics International Ltd. (a)	16,300	204,891
PerkinElmer, Inc.	11,100	195,138
Solectron Corp. (a)	11,100	61,050
		611,585
Internet Software & Services - 0.2%
Yahoo!, Inc. (a)	3,700	113,960
IT Services - 0.6%
Affiliated Computer Services, Inc. Class A (a)	3,200	166,080
BearingPoint, Inc. (a)	7,500	61,950
Paychex, Inc.	6,700	205,757
The BISYS Group, Inc. (a)	600	8,190
		441,977
Office Electronics - 0.2%
Xerox Corp. (a)	10,300	142,758
Semiconductors & Semiconductor Equipment - 1.6%
Analog Devices, Inc.	1,900	75,430
Cabot Microelectronics Corp. (a)	6,500	230,685
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
DSP Group, Inc. (a)	3,400	$ 67,014
Freescale Semiconductor, Inc. Class A	11,800	165,790
Intel Corp.	5,100	124,338
KLA-Tencor Corp. (a)	4,800	197,808
Lam Research Corp. (a)	4,300	102,555
PMC-Sierra, Inc. (a)	4,600	54,648
Samsung Electronics Co. Ltd.	190	67,921
		1,086,189
Software - 2.0%
BEA Systems, Inc. (a)	12,577	81,625
Microsoft Corp.	41,760	1,188,490
PalmSource, Inc. (a)	6,200	125,612
		1,395,727
TOTAL INFORMATION TECHNOLOGY		4,664,124
MATERIALS - 6.7%
Chemicals - 2.9%
Dow Chemical Co.	19,000	757,910
E.I. du Pont de Nemours & Co.	14,600	625,902
Lyondell Chemical Co.	14,018	254,847
Millennium Chemicals, Inc.	14,800	261,220
Olin Corp.	6,256	108,104
		2,007,983
Containers & Packaging - 1.3%
Ball Corp.	1,100	79,398
Bemis Co., Inc.	2,400	63,552
Owens-Illinois, Inc. (a)	15,100	221,970
Packaging Corp. of America	10,100	235,936
Sealed Air Corp. (a)	300	14,232
Smurfit-Stone Container Corp. (a)	13,800	256,818
		871,906
Metals & Mining - 2.4%
Alcoa, Inc.	7,500	240,225
Companhia Vale do Rio Doce sponsored ADR	1,900	102,410
Freeport-McMoRan Copper & Gold, Inc. Class B	4,500	156,825
Massey Energy Co.	7,500	207,375
Metals USA, Inc. (a)	600	9,810
Newmont Mining Corp.	2,900	117,363
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - continued
Nucor Corp.	7,410	$ 619,847
Phelps Dodge Corp.	2,300	179,262
		1,633,117
Paper & Forest Products - 0.1%
Bowater, Inc.	1,640	61,172
TOTAL MATERIALS		4,574,178
TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 4.2%
Citizens Communications Co. (a)	4,900	70,560
Covad Communications Group, Inc. (a)	86,600	164,540
SBC Communications, Inc.	60,700	1,538,138
Verizon Communications, Inc.	29,300	1,129,222
		2,902,460
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	4,900	111,524
Nextel Partners, Inc. Class A (a)	6,100	98,027
Western Wireless Corp. Class A (a)	2,400	63,336
		272,887
TOTAL TELECOMMUNICATION SERVICES		3,175,347
UTILITIES - 2.2%
Electric Utilities - 1.7%
Entergy Corp.	4,300	247,250
FirstEnergy Corp.	5,900	230,690
PG&E Corp. (a)	8,100	231,174
PPL Corp.	3,400	157,590
Southern Co.	2,660	77,885
TXU Corp.	3,300	130,878
Westar Energy, Inc.	5,000	100,850
		1,176,317
Multi-Utilities & Unregulated Power - 0.5%
AES Corp. (a)	17,600	169,840
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Calpine Corp. (a)	21,400	$ 82,604
Public Service Enterprise Group, Inc.	1,500	58,500
		310,944
TOTAL UTILITIES		1,487,261
TOTAL COMMON STOCKS (Cost $63,950,354)		68,516,618
Money Market Funds - 0.3%

Fidelity Cash Central Fund, 1.33% (b)	102,615	102,615
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	126,650	126,650
TOTAL MONEY MARKET FUNDS (Cost $229,265)		229,265
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $64,179,619)		68,745,883
NET OTHER ASSETS - (0.3)%		(205,075)
NET ASSETS - 100%		$ 68,540,808
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $20,000 or 0.0% of net assets.

Income Tax Information
The fund hereby designates approximately $64,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2004

Assets
Investment in securities, at value (including securities loaned of $122,506) (cost $64,179,619) - See accompanying schedule		$ 68,745,883
Receivable for investments sold		996,545
Receivable for fund shares sold		218,325
Dividends receivable		88,132
Interest receivable		851
Prepaid expenses		38
Other receivables		6,776
Total assets		70,056,550

Liabilities
Payable for investments purchased	$ 1,221,517
Payable for fund shares redeemed	87,696
Accrued management fee	30,930
Other affiliated payables	18,168
Other payables and accrued expenses	30,781
Collateral on securities loaned, at value	126,650
Total liabilities		1,515,742

Net Assets		$ 68,540,808
Net Assets consist of:
Paid in capital		$ 63,670,911
Undistributed net investment income		189,382
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		114,262
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,566,253
Net Assets, for 6,096,148 shares outstanding		$ 68,540,808
Net Asset Value, offering price and redemption price per share ($68,540,808 ÷ 6,096,148 shares)		$ 11.24

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2004

Investment Income
Dividends		$ 820,717
Interest		8,673
Security lending		1,189
Total income		830,579

Expenses
Management fee Basic fee	$ 294,297
Performance adjustment	(2,131)
Transfer agent fees	138,455
Accounting and security lending fees	42,584
Non-interested trustees' compensation	221
Custodian fees and expenses	38,845
Registration fees	48,709
Audit	28,631
Legal	76
Miscellaneous	5,120
Total expenses before reductions	594,807
Expense reductions	(17,707)	577,100
Net investment income (loss)		253,479
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	341,949
Foreign currency transactions	369
Total net realized gain (loss)		342,318
Change in net unrealized appreciation (depreciation) on: Investment securities	4,732,031
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		4,732,030
Net gain (loss)		5,074,348
Net increase (decrease) in net assets resulting from operations		$ 5,327,827

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2004	For the period June 17, 2003 (commencement of operations) to July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 253,479	$ 6,209
Net realized gain (loss)	342,318	(59,592)
Change in net unrealized appreciation (depreciation)	4,732,030	(165,777)
Net increase (decrease) in net assets resulting from operations	5,327,827	(219,160)
Distributions to shareholders from net investment income	(70,717)	-
Distributions to shareholders from net realized gain	(168,054)	-
Total distributions	(238,771)	-
Share transactions Net proceeds from sales of shares	73,889,048	19,361,566
Reinvestment of distributions	232,131	-
Cost of shares redeemed	(29,251,784)	(560,049)
Net increase (decrease) in net assets resulting from share transactions	44,869,395	18,801,517
Total increase (decrease) in net assets	49,958,451	18,582,357

Net Assets
Beginning of period	18,582,357	-
End of period (including undistributed net investment income of $189,382 and undistributed net investment income of $6,244, respectively)	$ 68,540,808	$ 18,582,357
Other Information Shares
Sold	6,816,269	1,966,232
Issued in reinvestment of distributions	21,396	-
Redeemed	(2,650,499)	(57,250)
Net increase (decrease)	4,187,166	1,908,982

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2004	2003 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.73	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	- G
Net realized and unrealized gain (loss)	1.52	(.27)
Total from investment operations	1.57	(.27)
Distributions from net investment income	(.02)	-
Distributions from net realized gain	(.04)	-
Total distributions	(.06)	-
Net asset value, end of period	$ 11.24	$ 9.73
Total Return B, C	16.16%	(2.70)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.17%	3.37% A
Expenses net of voluntary waivers, if any	1.17%	1.50% A
Expenses net of all reductions	1.13%	1.50% A
Net investment income (loss)	.50%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,541	$ 18,582
Portfolio turnover rate	111%	84% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 17, 2003 (commencement of operations) to July 31, 2003.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Blue Chip Value Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 6,169,118
Unrealized depreciation	(1,974,480)
Net unrealized appreciation (depreciation)	4,194,638
Undistributed ordinary income	421,101
Undistributed long-term capital gain	229,632
Cost for federal income tax purposes	$ 64,551,245

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003
Ordinary Income	$ 238,771	$ -

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $100,885,311 and $55,526,554, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. The fund's performance adjustment took effect in June 2004. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .27% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $3,808 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,226 for the period.

Annual Report

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $17,680 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $27.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Blue Chip Value Fund (a fund of Fidelity Securities Fund) at July 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Blue Chip Value Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 293 funds advised by FMR or an affiliate. Mr. McCoy oversees 295 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Blue Chip Value (2003). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Securities Fund. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (45)

Year of Election or Appointment: 2003

Vice President of Blue Chip Value. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he has previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Eric D. Roiter (55)

Year of Election or Appointment: 2003

Secretary of Blue Chip Value. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Blue Chip Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of
Blue Chip Value. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2003

Chief Financial Officer of Blue Chip Value. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Blue Chip Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Blue Chip Value. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Blue Chip Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 2003 Assistant Treasurer of Blue Chip Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2003

Assistant Treasurer of Blue Chip Value. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Blue Chip Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2003 Assistant Treasurer of Blue Chip Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (34)

Year of Election or Appointment: 2004

Assistant Treasurer of Blue Chip Value. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2003

Assistant Treasurer of Blue Chip Value. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Blue Chip Value voted to pay on September 7, 2004, to shareholders of record at the opening of business on September 3, 2004, a distribution of $.075 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.03 per share from net investment income.

The fund designates 87% and 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 84% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 16, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	31,883,774,629.45	74.417
Against	8,183,381,781.77	19.100
Abstain	1,638,852,719.00	3.825
Broker Non-Votes	1,138,987,331.08	2.658
TOTAL	42,844,996,461.30	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	40,460,518,026.37	94.435
Withheld	2,384,478,434.93	5.565
TOTAL	42,844,996,461.30	100.000
Ralph F. Cox
Affirmative	40,352,191,948.09	94.182
Withheld	2,492,804,513.21	5.818
TOTAL	42,844,996,461.30	100.000
Laura B. Cronin
Affirmative	40,424,410,070.14	94.350
Withheld	2,420,586,391.16	5.650
TOTAL	42,844,996,461.30	100.000
Robert M. Gates
Affirmative	40,432,546,388.62	94.369
Withheld	2,412,450,072.68	5.631
TOTAL	42,844,996,461.30	100.000
George H. Heilmeier
Affirmative	40,445,405,455.55	94.399
Withheld	2,399,591,005.75	5.601
TOTAL	42,844,996,461.30	100.000
Abigail P. Johnson
Affirmative	40,331,726,176.04	94.134
Withheld	2,513,270,285.26	5.866
TOTAL	42,844,996,461.30	100.000
Edward C. Johnson 3d
Affirmative	40,301,779,769.00	94.064
Withheld	2,543,216,692.30	5.936
TOTAL	42,844,996,461.30	100.000
Donald J. Kirk
Affirmative	40,378,377,883.82	94.243
Withheld	2,466,618,577.48	5.757
TOTAL	42,844,996,461.30	100.000
Marie L. Knowles
Affirmative	40,472,201,003.05	94.462
Withheld	2,372,795,458.25	5.538
TOTAL	42,844,996,461.30	100.000
Ned C. Lautenbach
Affirmative	40,485,953,391.65	94.494
Withheld	2,359,043,069.65	5.506
TOTAL	42,844,996,461.30	100.000
Marvin L. Mann
Affirmative	40,392,875,977.31	94.277
Withheld	2,452,120,483.99	5.723
TOTAL	42,844,996,461.30	100.000
William O. McCoy
Affirmative	40,409,897,384.16	94.316
Withheld	2,435,099,077.14	5.684
TOTAL	42,844,996,461.30	100.000
Robert L. Reynolds
Affirmative	40,470,266,358.65	94.457
Withheld	2,374,730,102.65	5.543
TOTAL	42,844,996,461.30	100.000
William S. Stavropoulos
Affirmative	40,442,710,981.11	94.393
Withheld	2,402,285,480.19	5.607
TOTAL	42,844,996,461.30	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Inc. Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Blue Chip Value Fund

Capital Appreciation Fund

Contrafund ®

Disciplined Equity Fund

Discovery Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

BCV-UANN-0904
1.789709.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Dividend Growth

Fund

Annual Report

July 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending October 31, 2004, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Dividend Growth Fund	8.27%	0.72%	14.13%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund on July 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Mangum, Portfolio Manager of Fidelity® Dividend Growth Fund

U.S. equity markets reversed course during the 12 months ending July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first half of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial AverageSM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite® Index returned 9.29%, despite losing 8.45% in the past six months.

The fund gained 8.27% during the past year, trailing the LipperSM Growth Funds Average, which rose 9.95%, and the S&P 500 index. I continued to focus on owning companies that historically have generated good returns and had solid long-term growth prospects. Unfortunately, this strategy didn't bear fruit in 2003 and early 2004 amid a strong upturn in the market led by smaller-cap, lower-quality cyclical stocks with high valuations and low dividend yields. However, as the period progressed and stocks retreated, we saw signs of a shift in market leadership, with steady growing, big-cap names getting much more attention from investors. While that climate change was favorable for the fund, it still struggled due to some poor picks in the flagging health care sector. One major holding, drug wholesaler Cardinal Health, did most of the damage both in absolute terms and versus the index. The stock plunged in July after the company lowered its earnings guidance and disclosed a widening government probe into its accounting practices. Other disappointments included overweighting big drug makers, such as Wyeth, and media names, such as radio broadcaster Clear Channel Communications. Conversely, underweighting weak technology stocks boosted relative returns, as did some good picks in consumer staples and capital goods, led by pharmacy chain CVS and industrial conglomerate Tyco International, companies that made significant strides in strengthening their businesses.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Actual	$ 1,000.00	$ 955.40	$ 4.13
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.72	$ 4.28

*Expenses are equal to the Fund's annualized expense ratio of .85%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	6.1	5.7
Microsoft Corp.	5.5	4.7
Fannie Mae	4.9	3.8
Pfizer, Inc.	4.4	2.1
Home Depot, Inc.	4.3	4.0
SBC Communications, Inc.	4.2	2.7
Clear Channel Communications, Inc.	4.1	5.1
Cardinal Health, Inc.	3.7	6.2
General Electric Co.	3.7	2.8
Wyeth	3.1	2.9
	44.0
Top Five Market Sectors as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.0	24.1
Health Care	16.1	20.3
Information Technology	12.9	10.8
Consumer Discretionary	10.1	12.5
Consumer Staples	8.0	9.2
Asset Allocation (% of fund's net assets)
As of July 31, 2004*		As of January 31, 2004**
	Stocks and Equity Futures 96.3%		Stocks 96.5%
	Convertible Securities 0.7%		Convertible Securities 0.8%
	Short-Term Investments and Net Other Assets 3.0%		Short-Term Investments and Net Other Assets 2.7%
* Foreign investments	2.4%	** Foreign investments	3.7%

Annual Report

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 94.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.0%
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	2,279,000	$ 62,673
Media - 5.0%
Clear Channel Communications, Inc.	21,215,840	757,405
McGraw-Hill Companies, Inc.	128,400	9,638
News Corp. Ltd. sponsored ADR	3,128,500	99,392
Time Warner, Inc. (a)	3,552,982	59,157
		925,592
Multiline Retail - 0.1%
Kohl's Corp. (a)	399,200	18,267
Specialty Retail - 4.5%
Home Depot, Inc.	23,594,000	795,590
Office Depot, Inc. (a)	383,700	6,293
Staples, Inc.	956,300	27,618
		829,501
TOTAL CONSUMER DISCRETIONARY		1,836,033
CONSUMER STAPLES - 8.0%
Beverages - 1.1%
PepsiCo, Inc.	1,806,790	90,340
The Coca-Cola Co.	2,300,100	100,882
		191,222
Food & Staples Retailing - 4.3%
CVS Corp.	9,629,500	403,187
Safeway, Inc. (a)	7,176,300	151,635
Wal-Mart Stores, Inc.	4,335,400	229,820
		784,642
Household Products - 0.3%
Kimberly-Clark Corp.	268,400	17,196
Procter & Gamble Co.	793,800	41,397
		58,593
Personal Products - 1.1%
Alberto-Culver Co.	4,145,745	193,275
Estee Lauder Companies, Inc. Class A	292,100	12,823
		206,098
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.2%
Altria Group, Inc.	4,749,300	$ 226,067
TOTAL CONSUMER STAPLES		1,466,622
ENERGY - 4.6%
Energy Equipment & Services - 3.0%
Diamond Offshore Drilling, Inc.	4,763,900	116,430
ENSCO International, Inc.	3,875,194	116,682
GlobalSantaFe Corp.	5,374,079	147,250
Nabors Industries Ltd. (a)	745,800	34,680
Transocean, Inc. (a)	5,012,500	142,355
		557,397
Oil & Gas - 1.6%
ChevronTexaco Corp.	1,817,900	173,882
ConocoPhillips	727,011	57,267
Exxon Mobil Corp.	1,371,420	63,497
		294,646
TOTAL ENERGY		852,043
FINANCIALS - 26.6%
Capital Markets - 3.7%
Bear Stearns Companies, Inc.	579,800	48,367
Greenhill & Co., Inc.	9,900	202
Lehman Brothers Holdings, Inc.	664,500	46,581
Merrill Lynch & Co., Inc.	3,226,300	160,412
Morgan Stanley	8,176,500	403,347
Nuveen Investments, Inc. Class A	667,500	16,955
		675,864
Commercial Banks - 3.1%
Bank of America Corp.	5,639,449	479,410
SouthTrust Corp.	510,300	19,795
Synovus Financial Corp.	1,677,200	42,718
Wachovia Corp.	510,400	22,616
		564,539
Consumer Finance - 0.5%
MBNA Corp.	3,430,600	84,702
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - 4.0%
Citigroup, Inc.	11,937,839	$ 526,339
J.P. Morgan Chase & Co.	5,799,024	216,478
		742,817
Insurance - 9.2%
AFLAC, Inc.	392,400	15,555
AMBAC Financial Group, Inc.	1,320,800	93,922
American International Group, Inc.	15,825,800	1,118,087
Hartford Financial Services Group, Inc.	3,137,720	204,266
MBIA, Inc.	1,153,000	62,239
MetLife, Inc.	3,908,600	139,420
PartnerRe Ltd.	390,300	20,417
St. Paul Travelers Companies, Inc.	1,005,885	37,288
		1,691,194
Thrifts & Mortgage Finance - 6.1%
Fannie Mae	12,649,380	897,600
Golden West Financial Corp., Delaware	159,100	17,009
Greenpoint Financial Corp.	593,000	24,094
MGIC Investment Corp.	1,613,100	114,530
New York Community Bancorp, Inc.	3,540,600	68,121
Sovereign Bancorp, Inc.	245,200	5,338
		1,126,692
TOTAL FINANCIALS		4,885,808
HEALTH CARE - 16.1%
Health Care Equipment & Supplies - 0.6%
Baxter International, Inc.	1,909,500	57,419
Medtronic, Inc.	535,700	26,608
Thermo Electron Corp. (a)	571,800	14,707
		98,734
Health Care Providers & Services - 3.9%
Cardinal Health, Inc.	15,291,870	680,488
Henry Schein, Inc. (a)	344,038	23,085
Service Corp. International (SCI) (a)	1,216,983	7,728
		711,301
Pharmaceuticals - 11.6%
Barr Pharmaceuticals, Inc. (a)	282,400	9,700
Johnson & Johnson	7,309,800	404,013
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	5,115,100	$ 231,970
Pfizer, Inc.	25,505,800	815,165
Recordati Spa	382,800	7,571
Schering-Plough Corp.	5,048,100	98,236
Wyeth	16,183,200	572,885
		2,139,540
TOTAL HEALTH CARE		2,949,575
INDUSTRIALS - 7.0%
Aerospace & Defense - 0.6%
Lockheed Martin Corp.	596,500	31,609
United Technologies Corp.	817,700	76,455
		108,064
Air Freight & Logistics - 0.0%
Ryder System, Inc.	220,800	9,472
Commercial Services & Supplies - 0.4%
Aramark Corp. Class B	655,100	17,570
ChoicePoint, Inc. (a)	1,222,700	51,353
		68,923
Industrial Conglomerates - 5.2%
General Electric Co.	20,251,400	673,359
Tyco International Ltd.	8,839,700	274,031
		947,390
Machinery - 0.6%
Ingersoll-Rand Co. Ltd. Class A	1,644,800	112,981
Road & Rail - 0.2%
CSX Corp.	886,400	27,744
Union Pacific Corp.	311,800	17,567
		45,311
TOTAL INDUSTRIALS		1,292,141
INFORMATION TECHNOLOGY - 12.8%
Communications Equipment - 1.6%
Cisco Systems, Inc. (a)	6,727,100	140,327
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Comverse Technology, Inc. (a)	2,641,000	$ 45,055
Motorola, Inc.	7,049,900	112,305
		297,687
Computers & Peripherals - 2.1%
Dell, Inc. (a)	7,026,400	249,226
Diebold, Inc.	422,600	19,482
Hewlett-Packard Co.	5,676,700	114,386
Sun Microsystems, Inc. (a)	3,400,700	13,433
		396,527
Electronic Equipment & Instruments - 0.7%
Flextronics International Ltd. (a)	2,426,800	30,505
Jabil Circuit, Inc. (a)	1,177,600	25,613
Sanmina-SCI Corp. (a)	2,574,900	18,900
Solectron Corp. (a)	9,028,400	49,656
		124,674
IT Services - 1.0%
Affiliated Computer Services, Inc. Class A (a)	1,362,200	70,698
First Data Corp.	2,732,300	121,888
		192,586
Semiconductors & Semiconductor Equipment - 1.4%
Intel Corp.	6,577,400	160,357
KLA-Tencor Corp. (a)	157,000	6,470
Lam Research Corp. (a)	885,600	21,122
Linear Technology Corp.	215,400	8,422
Novellus Systems, Inc. (a)	166,500	4,496
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,237,659	23,052
United Microelectronics Corp. sponsored ADR (a)	6,117,467	22,635
Xilinx, Inc.	145,500	4,282
		250,836
Software - 6.0%
BEA Systems, Inc. (a)	5,128,200	33,282
Microsoft Corp.	35,658,737	1,014,848
VERITAS Software Corp. (a)	2,563,134	48,853
		1,096,983
TOTAL INFORMATION TECHNOLOGY		2,359,293
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 0.8%
Chemicals - 0.5%
Dow Chemical Co.	2,090,900	$ 83,406
Metals & Mining - 0.2%
Alcan, Inc.	1,138,000	45,015
Paper & Forest Products - 0.1%
Bowater, Inc.	267,500	9,978
International Paper Co.	216,200	9,346
		19,324
TOTAL MATERIALS		147,745
TELECOMMUNICATION SERVICES - 7.6%
Diversified Telecommunication Services - 7.2%
BellSouth Corp.	5,309,800	143,842
Qwest Communications International, Inc. (a)	29,569,300	115,025
SBC Communications, Inc.	30,266,391	766,950
Verizon Communications, Inc.	7,856,550	302,791
		1,328,608
Wireless Telecommunication Services - 0.4%
Nextel Communications, Inc. Class A (a)	3,103,900	70,645
TOTAL TELECOMMUNICATION SERVICES		1,399,253
UTILITIES - 1.0%
Electric Utilities - 0.9%
Entergy Corp.	593,400	34,121
FirstEnergy Corp.	1,912,000	74,759
PG&E Corp. (a)	2,034,200	58,056
		166,936
Gas Utilities - 0.1%
NiSource, Inc.	467,500	9,677
Multi-Utilities & Unregulated Power - 0.0%
Public Service Enterprise Group, Inc.	244,000	9,516
TOTAL UTILITIES		186,129
TOTAL COMMON STOCKS (Cost $16,884,767)		17,374,642
Convertible Preferred Stocks - 0.1%
	Shares	Value (Note 1) (000s)
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
International Paper Capital Trust 2.625%	426,800	$ 21,127
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $21,703)		21,127
Corporate Bonds - 0.6%
	Principal Amount (000s)
Convertible Bonds - 0.6%
CONSUMER DISCRETIONARY - 0.1%
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (d)	$ 11,560	16,763
FINANCIALS - 0.4%
Diversified Financial Services - 0.4%
Tyco International Group SA yankee 3.125% 1/15/23	51,110	78,301
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
CIENA Corp. 3.75% 2/1/08	8,560	7,490
		102,554
Nonconvertible Bonds - 0.0%
UTILITIES - 0.0%
Multi-Utilities & Unregulated Power - 0.0%
AES Corp.:
9.375% 9/15/10	2,603	2,824
9.5% 6/1/09	866	944
		3,768
TOTAL CORPORATE BONDS (Cost $79,644)		106,322
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 1.23% to 1.34% 9/30/04 to 10/14/04 (e) (Cost $20,249)	20,300	20,248
Money Market Funds - 4.8%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.33% (b)	830,055,789	$ 830,056
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	57,959,650	57,960
TOTAL MONEY MARKET FUNDS (Cost $888,016)		888,016
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $17,894,379)		18,410,355
NET OTHER ASSETS - (0.1)%		(23,492)
NET ASSETS - 100%		$ 18,386,863
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
1,191 S&P 500 Index Contracts	Sept. 2004	$ 327,853	$ (3,469)

The face value of futures purchased as a percentage of net assets - 1.8%

Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $16,763,000 or 0.1% of net assets.

(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $20,248,000.
Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Alberto-Culver Co.	$ 210,761	$ -	$ 69,289	$ 1,712	$ -
Income Tax Information
At July 31, 2004, the fund had a capital loss carryforward of approximately $195,547,000 all of which will expire on July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2004

Assets
Investment in securities, at value (including securities loaned of $56,962) (cost $17,894,379) - See accompanying schedule		$ 18,410,355
Receivable for investments sold		26,903
Receivable for fund shares sold		17,008
Dividends receivable		29,443
Interest receivable		1,336
Receivable for daily variation on futures contracts		268
Prepaid expenses		29
Other affiliated receivables		17
Other receivables		844
Total assets		18,486,203

Liabilities
Payable for fund shares redeemed	$ 28,171
Accrued management fee	8,085
Other affiliated payables	3,837
Other payables and accrued expenses	1,287
Collateral on securities loaned, at value	57,960
Total liabilities		99,340

Net Assets		$ 18,386,863
Net Assets consist of:
Paid in capital		$ 18,086,726
Undistributed net investment income		80,780
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(293,166)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		512,523
Net Assets, for 691,708 shares outstanding		$ 18,386,863
Net Asset Value, offering price and redemption price per share ($18,386,863 ÷ 691,708 shares)		$ 26.58

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2004

Investment Income
Dividends (including $1,712 received from affiliated issuers)		$ 281,295
Interest		11,517
Security lending		269
Total income		293,081

Expenses
Management fee Basic fee	$ 103,471
Performance adjustment	13,254
Transfer agent fees	41,079
Accounting and security lending fees	1,418
Non-interested trustees' compensation	97
Appreciation in deferred trustee compensation account	8
Custodian fees and expenses	284
Registration fees	348
Audit	124
Legal	48
Interest	1
Miscellaneous	1,203
Total expenses before reductions	161,335
Expense reductions	(1,956)	159,379
Net investment income (loss)		133,702
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $45,633 from affiliated issuers)	573,574
Foreign currency transactions	(23)
Total net realized gain (loss)		573,551
Change in net unrealized appreciation (depreciation) on: Investment securities	590,738
Assets and liabilities in foreign currencies	4
Futures contracts	(3,469)
Total change in net unrealized appreciation (depreciation)		587,273
Net gain (loss)		1,160,824
Net increase (decrease) in net assets resulting from operations		$ 1,294,526

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 133,702	$ 129,684
Net realized gain (loss)	573,551	(488,003)
Change in net unrealized appreciation (depreciation)	587,273	1,996,641
Net increase (decrease) in net assets resulting from operations	1,294,526	1,638,322
Distributions to shareholders from net investment income	(142,749)	(128,580)
Share transactions Net proceeds from sales of shares	5,305,733	4,924,391
Reinvestment of distributions	137,933	123,895
Cost of shares redeemed	(3,945,945)	(3,468,842)
Net increase (decrease) in net assets resulting from share transactions	1,497,721	1,579,444
Total increase (decrease) in net assets	2,649,498	3,089,186

Net Assets
Beginning of period	15,737,365	12,648,179
End of period (including undistributed net investment income of $80,780 and undistributed net investment income of $88,324, respectively)	$ 18,386,863	$ 15,737,365
Other Information Shares
Sold	198,128	214,274
Issued in reinvestment of distributions	5,341	5,510
Redeemed	(147,303)	(153,994)
Net increase (decrease)	56,166	65,790

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 24.76	$ 22.20	$ 29.75	$ 30.90	$ 31.14
Income from Investment Operations
Net investment income (loss)B	.20	.22	.24D	.16	.15
Net realized and unrealized gain (loss)	1.84	2.56	(7.31)D	1.27	1.89
Total from investment operations	2.04	2.78	(7.07)	1.43	2.04
Distributions from net investment income	(.22)	(.22)	(.15)	(.18)	(.14)
Distributions from net realized gain	-	-	(.33)	(2.40)	(2.14)
Total distributions	(.22)	(.22)	(.48)	(2.58)	(2.28)
Net asset value, end of period	$ 26.58	$ 24.76	$ 22.20	$ 29.75	$ 30.90
Total ReturnA	8.27%	12.63%	(24.04)%	4.58%	7.00%
Ratios to Average Net AssetsC
Expenses before expense reductions	.90%	1.05%	.98%	.97%	.77%
Expenses net of voluntary waivers, if any	.90%	1.05%	.98%	.97%	.77%
Expenses net of all reductions	.89%	1.02%	.95%	.94%	.74%
Net investment income (loss)	.75%	.94%	.90%D	.54%	.52%
Supplemental Data
Net assets, end of period (in millions)	$ 18,387	$ 15,737	$ 12,648	$ 14,463	$ 10,432
Portfolio turnover rate	37%	51%	81%	88%	86%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Dividend Growth Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,622,105
Unrealized depreciation	(1,207,052)
Net unrealized appreciation (depreciation)	415,053
Undistributed ordinary income	80,754
Capital loss carryforward	(195,547)

Cost for federal income tax purposes	$ 17,995,302

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003
Ordinary Income	$ 142,749	$ 128,580

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Futures Contracts - continued

of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $7,538,813 and $6,460,873, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .65% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $6,133 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $359 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period amounted to $19,938. The weighted average interest rate was 1.56%. At period end, there were no bank borrowings outstanding.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,837 for the period. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's expenses by $119.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 3, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 293 funds advised by FMR or an affiliate. Mr. McCoy oversees 295 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Dividend Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Correspondence intended for Mr. Dirks and Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Securities Fund. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of Dividend Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Charles A. Mangum (39)

Year of Election or Appointment: 1997

Vice President of Dividend Growth. Mr. Mangum serves as Vice President of other funds advised by FMR. Mr. Mangum also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Dividend Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Dividend Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Dividend Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Dividend Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Dividend Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Dividend Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Dividend Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 1993 Assistant Treasurer of Dividend Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Dividend Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Dividend Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Dividend Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (34)

Year of Election or Appointment: 2004

Assistant Treasurer of Dividend Growth. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Dividend Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 16, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	31,883,774,629.45	74.417
Against	8,183,381,781.77	19.100
Abstain	1,638,852,719.00	3.825
Broker Non-Votes	1,138,987,331.08	2.658
TOTAL	42,844,996,461.30	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	40,460,518,026.37	94.435
Withheld	2,384,478,434.93	5.565
TOTAL	42,844,996,461.30	100.000
Ralph F. Cox
Affirmative	40,352,191,948.09	94.182
Withheld	2,492,804,513.21	5.818
TOTAL	42,844,996,461.30	100.000
Laura B. Cronin
Affirmative	40,424,410,070.14	94.350
Withheld	2,420,586,391.16	5.650
TOTAL	42,844,996,461.30	100.000
Robert M. Gates
Affirmative	40,432,546,388.62	94.369
Withheld	2,412,450,072.68	5.631
TOTAL	42,844,996,461.30	100.000
George H. Heilmeier
Affirmative	40,445,405,455.55	94.399
Withheld	2,399,591,005.75	5.601
TOTAL	42,844,996,461.30	100.000
Abigail P. Johnson
Affirmative	40,331,726,176.04	94.134
Withheld	2,513,270,285.26	5.866
TOTAL	42,844,996,461.30	100.000
Edward C. Johnson 3d
Affirmative	40,301,779,769.00	94.064
Withheld	2,543,216,692.30	5.936
TOTAL	42,844,996,461.30	100.000
Donald J. Kirk
Affirmative	40,378,377,883.82	94.243
Withheld	2,466,618,577.48	5.757
TOTAL	42,844,996,461.30	100.000
Marie L. Knowles
Affirmative	40,472,201,003.05	94.462
Withheld	2,372,795,458.25	5.538
TOTAL	42,844,996,461.30	100.000
Ned C. Lautenbach
Affirmative	40,485,953,391.65	94.494
Withheld	2,359,043,069.65	5.506
TOTAL	42,844,996,461.30	100.000
Marvin L. Mann
Affirmative	40,392,875,977.31	94.277
Withheld	2,452,120,483.99	5.723
TOTAL	42,844,996,461.30	100.000
William O. McCoy
Affirmative	40,409,897,384.16	94.316
Withheld	2,435,099,077.14	5.684
TOTAL	42,844,996,461.30	100.000
Robert L. Reynolds
Affirmative	40,470,266,358.65	94.457
Withheld	2,374,730,102.65	5.543
TOTAL	42,844,996,461.30	100.000
William S. Stavropoulos
Affirmative	40,442,710,981.11	94.393
Withheld	2,402,285,480.19	5.607
TOTAL	42,844,996,461.30	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity International Investment
Advisors

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.,
New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Blue Chip Value Fund

Capital Appreciation Fund

Contrafund®

Disciplined Equity Fund

Discovery Fund

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Export and Multinational Fund

Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

DGF-UANN-0904
1.789245.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Growth & Income

Portfolio

Annual Report

July 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending October 31, 2004, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income Portfolio	9.24%	-1.57%	10.18%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Growth & Income Portfolio on July 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

An interview with Steve Kaye, Portfolio Manager of Fidelity® Growth & Income Portfolio

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial AverageSM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite® Index returned 9.29%, despite losing 8.45% in the past six months.

Growth & Income Portfolio had a solid absolute return of 9.24% for the year ending July 31, 2004, but trailed the S&P 500 index and the 13.29% return of the LipperSM Growth & Income Funds Average. Nearly all of the underperformance occurred in the final months of 2003, as the fund underweighted lower-quality, small- and midcap technology stocks that led the market rally. However, that positioning helped in the latter half of the period when tech stocks retreated. Unfortunately, the reverse was true for brokerage stocks. Merrill Lynch and Morgan Stanley performed very well for the fund in 2003, but have suffered so far in 2004. Underweighting banks also hurt: Minimal exposure to strong performers FleetBoston - an acquisition target of Bank of America - and Countrywide Financial was disappointing. Student loan lender SLM, better known as Sallie Mae, was the biggest individual relative and absolute detractor. On the upside, the fund's energy stocks - including BP, Exxon Mobil and Apache - did well as the price of oil skyrocketed. Health care stocks Zimmer Holdings, a maker of reconstructive implants such as artificial hips and knees, and Alcon, one of the world's leading eye care companies, also boosted performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period * February 1, 2004 to July 31, 2004
Actual	$ 1,000.00	$ 986.60	$ 3.51
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,021.43	$ 3.57

* Expenses are equal to the Fund's annualized expense ratio of .71%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	4.0	3.7
General Electric Co.	3.9	3.3
Exxon Mobil Corp.	3.7	3.1
Pfizer, Inc.	3.7	3.4
SLM Corp.	3.4	3.7
Verizon Communications, Inc.	2.8	2.4
SBC Communications, Inc.	2.7	2.2
Wal-Mart Stores, Inc.	2.4	2.1
Fannie Mae	2.3	2.3
Citigroup, Inc.	2.2	3.3
	31.1
Top Five Market Sectors as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.2	22.2
Health Care	14.6	15.2
Consumer Staples	12.7	12.4
Industrials	11.6	11.0
Information Technology	10.4	10.6
Asset Allocation (% of fund's net assets)
As of July 31, 2004*		As of January 31, 2004**
	Stocks 96.0%		Stocks 95.7%
	Convertible Securities 0.8%		Convertible Securities 1.1%
	Short-Term Investments and Net Other Assets 3.2%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	5.6%	** Foreign investments	4.8%

Annual Report

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 9.9%
Automobiles - 0.2%
Harley-Davidson, Inc.	1,132,000	$ 67,773
Hotels, Restaurants & Leisure - 3.0%
Carnival Corp. unit	3,100,800	144,528
Harrah's Entertainment, Inc.	1,295,200	60,214
Marriott International, Inc. Class A	3,620,400	176,676
McDonald's Corp.	9,865,800	271,310
MGM MIRAGE (a)	2,929,728	129,347
Starbucks Corp. (a)	2,182,406	102,486
		884,561
Household Durables - 0.0%
D.R. Horton, Inc.	196,800	5,438
Lennar Corp. Class A	196,800	8,399
		13,837
Internet & Catalog Retail - 0.1%
Amazon.com, Inc. (a)	200,000	7,784
IAC/InterActiveCorp (a)	295,100	8,056
		15,840
Media - 4.5%
Arbitron, Inc. (a)	598,300	20,599
Clear Channel Communications, Inc.	1,684,800	60,147
Comcast Corp. Class A (special) (a)	2,274,298	60,951
E.W. Scripps Co. Class A	372,300	38,131
EchoStar Communications Corp. Class A (a)	3,564,863	98,818
Gannett Co., Inc.	1,154,100	95,952
Knight-Ridder, Inc.	172,200	11,329
News Corp. Ltd. ADR	3,395,450	115,106
Omnicom Group, Inc.	4,491,000	323,442
Time Warner, Inc. (a)	5,069,146	84,401
Tribune Co.	851,400	36,142
Univision Communications, Inc. Class A (a)	2,658,600	77,020
Viacom, Inc. Class B (non-vtg.)	4,250,597	142,778
Walt Disney Co.	7,101,900	163,983
		1,328,799
Multiline Retail - 0.3%
Kohl's Corp. (a)	1,147,600	52,514
Target Corp.	1,033,400	45,056
		97,570
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.6%
Best Buy Co., Inc.	709,500	$ 34,170
Home Depot, Inc.	10,481,850	353,448
Staples, Inc.	3,394,800	98,042
		485,660
Textiles Apparel & Luxury Goods - 0.2%
NIKE, Inc. Class B	885,900	64,414
TOTAL CONSUMER DISCRETIONARY		2,958,454
CONSUMER STAPLES - 12.7%
Beverages - 2.1%
Anheuser-Busch Companies, Inc.	1,102,700	57,230
PepsiCo, Inc.	5,330,507	266,525
The Coca-Cola Co.	6,677,500	292,875
		616,630
Food & Staples Retailing - 4.7%
Albertsons, Inc.	1,709,800	41,702
Costco Wholesale Corp.	877,400	35,675
CVS Corp.	1,129,900	47,309
Safeway, Inc. (a)	3,334,730	70,463
Sysco Corp.	5,913,600	203,724
Wal-Mart Stores, Inc.	13,256,400	702,722
Walgreen Co.	7,535,000	274,274
Whole Foods Market, Inc.	221,120	18,203
		1,394,072
Food Products - 0.5%
Kellogg Co.	1,451,500	60,469
McCormick & Co., Inc. (non-vtg.)	2,362,800	84,517
		144,986
Household Products - 2.5%
Colgate-Palmolive Co.	2,761,400	146,906
Kimberly-Clark Corp.	2,564,400	164,301
Procter & Gamble Co.	8,195,800	427,411
		738,618
Personal Products - 1.3%
Avon Products, Inc.	1,727,600	74,304
Gillette Co.	8,161,300	318,127
		392,431
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.6%
Altria Group, Inc.	9,405,900	$ 447,721
UST, Inc.	975,000	37,001
		484,722
TOTAL CONSUMER STAPLES		3,771,459
ENERGY - 6.3%
Energy Equipment & Services - 0.1%
Schlumberger Ltd. (NY Shares)	688,900	44,310
Oil & Gas - 6.2%
Apache Corp.	1,880,920	87,519
BP PLC sponsored ADR	6,789,700	382,667
ChevronTexaco Corp.	2,794,410	267,285
Exxon Mobil Corp.	23,770,694	1,100,583
		1,838,054
TOTAL ENERGY		1,882,364
FINANCIALS - 20.2%
Capital Markets - 2.3%
Bank of New York Co., Inc.	1,427,100	41,001
Goldman Sachs Group, Inc.	1,554,480	137,090
Merrill Lynch & Co., Inc.	4,804,000	238,855
Morgan Stanley	5,466,100	269,643
		686,589
Commercial Banks - 3.8%
Bank of America Corp.	5,868,870	498,913
Fifth Third Bancorp	473,071	23,351
Wachovia Corp.	3,124,213	138,434
Wells Fargo & Co.	7,887,400	452,816
		1,113,514
Consumer Finance - 4.4%
American Express Co.	4,511,490	226,702
Capital One Financial Corp.	812,040	56,291
SLM Corp. (c)	27,011,030	1,024,258
		1,307,251
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financial Services - 2.7%
Citigroup, Inc.	15,032,738	$ 662,793
J.P. Morgan Chase & Co.	4,036,692	150,690
		813,483
Insurance - 2.9%
AFLAC, Inc.	1,869,900	74,123
American International Group, Inc.	9,075,960	641,217
MBIA, Inc.	2,542,300	137,233
		852,573
Real Estate - 1.2%
Apartment Investment & Management Co. Class A	846,900	27,075
Equity Office Properties Trust	2,995,790	77,741
Equity Residential (SBI)	4,737,250	139,986
Manufactured Home Communities, Inc. (c)	1,466,000	46,458
Simon Property Group, Inc.	625,400	32,277
Vornado Realty Trust	725,400	42,138
		365,675
Thrifts & Mortgage Finance - 2.9%
Countrywide Financial Corp.	739,973	53,352
Fannie Mae	9,486,020	673,128
Freddie Mac	653,100	42,001
Golden West Financial Corp., Delaware	894,100	95,588
		864,069
TOTAL FINANCIALS		6,003,154
HEALTH CARE - 14.6%
Biotechnology - 1.0%
Amgen, Inc. (a)	2,333,600	132,735
Biogen Idec, Inc. (a)	2,584,002	155,040
Protein Design Labs, Inc. (a)	1,000,000	16,200
		303,975
Health Care Equipment & Supplies - 2.9%
Alcon, Inc.	3,125,770	239,434
Baxter International, Inc.	1,488,900	44,771
Becton, Dickinson & Co.	2,304,920	108,861
Boston Scientific Corp. (a)	1,789,500	68,466
C.R. Bard, Inc.	1,113,620	61,472
Hospira, Inc. (a)	338,460	8,769
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Medtronic, Inc.	3,056,390	$ 151,811
St. Jude Medical, Inc. (a)	946,420	64,480
Stryker Corp.	1,250,400	59,619
Zimmer Holdings, Inc. (a)	902,693	68,885
		876,568
Health Care Providers & Services - 2.3%
Aetna, Inc.	319,860	27,444
IMS Health, Inc.	4,869,619	118,040
UnitedHealth Group, Inc.	8,383,280	527,308
		672,792
Pharmaceuticals - 8.4%
Abbott Laboratories	2,989,900	117,653
Allergan, Inc.	1,300,400	98,362
AstraZeneca PLC sponsored ADR	5,037,200	226,271
Eli Lilly & Co.	1,509,602	96,192
GlaxoSmithKline PLC sponsored ADR	1,476,230	60,452
Johnson & Johnson	6,122,900	338,413
Merck & Co., Inc.	3,700,200	167,804
Novartis AG sponsored ADR	3,025,350	135,112
Novo Nordisk AS ADR	540,300	27,620
Pfizer, Inc.	34,182,669	1,092,478
Schering-Plough Corp.	1,475,900	28,721
Wyeth	2,844,100	100,681
		2,489,759
TOTAL HEALTH CARE		4,343,094
INDUSTRIALS - 11.4%
Aerospace & Defense - 2.6%
Honeywell International, Inc.	3,628,000	136,449
Lockheed Martin Corp.	3,737,400	198,045
Northrop Grumman Corp.	1,250,200	65,761
Raytheon Co.	3,165,900	106,216
The Boeing Co.	3,123,000	158,492
United Technologies Corp.	1,202,100	112,396
		777,359
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	2,608,700	187,722
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - 0.6%
Southwest Airlines Co.	12,849,493	$ 185,932
Commercial Services & Supplies - 0.3%
Waste Management, Inc.	3,044,100	85,661
Electrical Equipment - 0.3%
Emerson Electric Co.	1,183,400	71,832
Industrial Conglomerates - 6.3%
3M Co.	2,904,680	239,229
General Electric Co.	34,802,200	1,157,173
Siemens AG sponsored ADR	590,360	41,467
Tyco International Ltd.	14,250,850	441,776
		1,879,645
Machinery - 0.6%
Caterpillar, Inc.	346,620	25,473
Dover Corp.	1,449,700	57,524
Illinois Tool Works, Inc.	746,800	67,600
Ingersoll-Rand Co. Ltd. Class A	354,800	24,371
		174,968
Road & Rail - 0.1%
Burlington Northern Santa Fe Corp.	1,017,000	36,083
TOTAL INDUSTRIALS		3,399,202
INFORMATION TECHNOLOGY - 10.4%
Communications Equipment - 1.2%
Cisco Systems, Inc. (a)	15,307,900	319,323
Motorola, Inc.	1,344,800	21,423
Telefonaktiebolaget LM Ericsson ADR (a)	1,322,800	35,332
		376,078
Computers & Peripherals - 2.6%
Dell, Inc. (a)	8,568,200	303,914
EMC Corp. (a)	6,152,700	67,495
International Business Machines Corp.	4,232,800	368,550
Lexmark International, Inc. Class A (a)	270,600	23,948
		763,907
Electronic Equipment & Instruments - 0.2%
Flextronics International Ltd. (a)	4,430,500	55,691
Internet Software & Services - 0.4%
Yahoo!, Inc. (a)	3,565,970	109,832
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Services - 0.7%
Accenture Ltd. Class A (a)	914,300	$ 22,519
Automatic Data Processing, Inc.	968,600	40,662
DST Systems, Inc. (a)	1,223,600	55,747
First Data Corp.	1,169,765	52,183
Paychex, Inc.	1,457,000	44,744
		215,855
Office Electronics - 0.1%
Xerox Corp. (a)	1,672,500	23,181
Semiconductors & Semiconductor Equipment - 0.9%
Analog Devices, Inc.	1,406,400	55,834
Intel Corp.	6,850,000	167,003
Teradyne, Inc. (a)	3,125,000	53,438
		276,275
Software - 4.3%
Microsoft Corp.	42,211,600	1,201,341
Oracle Corp. (a)	7,248,572	76,182
		1,277,523
TOTAL INFORMATION TECHNOLOGY		3,098,342
MATERIALS - 2.0%
Chemicals - 1.3%
BASF AG sponsored ADR	959,700	51,123
Dow Chemical Co.	2,565,770	102,349
E.I. du Pont de Nemours & Co.	741,400	31,784
Praxair, Inc.	5,115,100	201,791
		387,047
Containers & Packaging - 0.0%
Packaging Corp. of America	360,280	8,416
Metals & Mining - 0.1%
Alcoa, Inc.	981,200	31,428
Paper & Forest Products - 0.6%
International Paper Co.	4,013,300	173,495
TOTAL MATERIALS		600,386
TELECOMMUNICATION SERVICES - 7.7%
Diversified Telecommunication Services - 7.4%
ALLTEL Corp.	1,899,350	98,766
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
BellSouth Corp.	17,122,600	$ 463,851
SBC Communications, Inc.	31,541,300	799,257
Verizon Communications, Inc.	21,655,040	834,585
		2,196,459
Wireless Telecommunication Services - 0.3%
AT&T Wireless Services, Inc. (a)	1,500,000	21,660
Vodafone Group PLC sponsored ADR	3,020,700	65,640
		87,300
TOTAL TELECOMMUNICATION SERVICES		2,283,759
UTILITIES - 0.8%
Electric Utilities - 0.8%
Entergy Corp.	2,905,800	167,084
Southern Co.	2,457,300	71,950
		239,034
TOTAL COMMON STOCKS (Cost $19,187,285)		28,579,248
Convertible Preferred Stocks - 0.8%

INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Northrop Grumman Corp. 7.25%	738,900	77,644
UTILITIES - 0.6%
Electric Utilities - 0.5%
FPL Group, Inc.:
8.00%	221,600	12,437
8.50%	2,242,600	127,111
		139,548
Gas Utilities - 0.1%
KeySpan Corp. 8.75% MEDS	615,600	31,630
TOTAL UTILITIES		171,178
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $238,418)		248,822
Money Market Funds - 3.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.33% (b) (Cost $929,044)	929,043,600	$ 929,044
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $20,354,747)		29,757,114
NET OTHER ASSETS - 0.1%		18,646
NET ASSETS - 100%		$ 29,775,760
Security Type Abbreviations
MEDS	-	Mandatorily Exchangeable Debt Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Affiliated company
Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Manufactured Home Communities, Inc.	$ 33,855	$ 19,171	$ -	$ 1,264	$ 46,458
SLM Corp.	1,269,938	35,070	184,992	19,934	1,024,258
Total	$ 1,303,793	$ 54,241	$ 184,992	$ 21,198	$ 1,070,716
Income Tax Information
The fund hereby designates approximately $139,763,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2004

Assets
Investment in securities, at value (cost $20,354,747) - See accompanying schedule		$ 29,757,114
Receivable for investments sold		11,901
Receivable for fund shares sold		24,159
Dividends receivable		44,784
Interest receivable		1,093
Prepaid expenses		52
Other affiliated receivables		135
Other receivables		2,297
Total assets		29,841,535

Liabilities
Payable for investments purchased	$ 14,988
Payable for fund shares redeemed	31,415
Accrued management fee	11,825
Transfer agent fee payable	5,348
Other affiliated payables	829
Other payables and accrued expenses	1,370
Total liabilities		65,775

Net Assets		$ 29,775,760
Net Assets consist of:
Paid in capital		$ 20,243,612
Undistributed net investment income		36,084
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		93,697
Net unrealized appreciation (depreciation) on investments		9,402,367
Net Assets, for 839,736 shares outstanding		$ 29,775,760
Net Asset Value, offering price and redemption price per share ($29,775,760 ÷ 839,736 shares)		$ 35.46

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2004

Investment Income
Dividends (including $21,198 received from affiliated issuers)		$ 533,268
Interest		12,316
Security lending		275
Total income		545,859

Expenses
Management fee	$ 142,368
Transfer agent fees	63,057
Accounting and security lending fees	1,773
Non-interested trustees' compensation	164
Appreciation in deferred trustee compensation account	-
Custodian fees and expenses	367
Registration fees	105
Audit	206
Legal	94
Miscellaneous	1,585
Total expenses before reductions	209,719
Expense reductions	(2,666)	207,053
Net investment income (loss)		338,806
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $133,662 from affiliated issuers)	1,045,811
Foreign currency transactions	184
Futures contracts	(3,342)
Total net realized gain (loss)		1,042,653
Change in net unrealized appreciation (depreciation) on: Investment securities	1,218,090
Futures contracts	4,919
Total change in net unrealized appreciation (depreciation)		1,223,009
Net gain (loss)		2,265,662
Net increase (decrease) in net assets resulting from operations		$ 2,604,468

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 338,806	$ 344,856
Net realized gain (loss)	1,042,653	(93,749)
Change in net unrealized appreciation (depreciation)	1,223,009	1,057,363
Net increase (decrease) in net assets resulting from operations	2,604,468	1,308,470
Distributions to shareholders from net investment income	(349,784)	(319,655)
Share transactions Net proceeds from sales of shares	3,793,282	3,679,661
Reinvestment of distributions	338,999	309,163
Cost of shares redeemed	(4,874,618)	(4,563,028)
Net increase (decrease) in net assets resulting from share transactions	(742,337)	(574,204)
Total increase (decrease) in net assets	1,512,347	414,611

Net Assets
Beginning of period	28,263,413	27,848,802
End of period (including undistributed net investment income of $36,084 and undistributed net investment income of $49,460, respectively)	$ 29,775,760	$ 28,263,413
Other Information Shares
Sold	108,237	118,325
Issued in reinvestment of distributions	9,611	10,093
Redeemed	(138,812)	(148,741)
Net increase (decrease)	(20,964)	(20,323)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 32.84	$ 31.61	$ 39.10	$ 46.83	$ 47.27
Income from Investment Operations
Net investment income (loss) B	.40	.40	.34	.39	.38
Net realized and unrealized gain (loss)	2.63	1.20	(7.12)	(3.83)	2.47
Total from investment operations	3.03	1.60	(6.78)	(3.44)	2.85
Distributions from net investment income	(.41)	(.37)	(.33)	(.38)	(.39)
Distributions from net realized gain	-	-	(.38)	(3.91)	(2.90)
Total distributions	(.41)	(.37)	(.71)	(4.29)	(3.29)
Net asset value, end of period	$ 35.46	$ 32.84	$ 31.61	$ 39.10	$ 46.83
Total ReturnA	9.24%	5.15%	(17.56)%	(8.25)%	6.34%
Ratios to Average Net AssetsC
Expenses before expense reductions	.70%	.73%	.69%	.68%	.67%
Expenses net of voluntary waivers, if any	.70%	.73%	.69%	.68%	.67%
Expenses net of all reductions	.69%	.71%	.68%	.66%	.66%
Net investment income (loss)	1.13%	1.29%	.94%	.94%	.82%
Supplemental Data
Net assets, end of period (in millions)	$ 29,776	$ 28,263	$ 27,849	$ 36,099	$ 41,440
Portfolio turnover rate	30%	33%	36%	46%	41%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Growth & Income Portfolio (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 9,918,149	|
Unrealized depreciation	(553,502)
Net unrealized appreciation (depreciation)	9,364,647
Undistributed ordinary income	36,753
Undistributed long-term capital gain	130,562

Cost for federal income tax purposes	$ 20,392,467

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003
Ordinary Income	$ 349,784	$ 319,655

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $8,792,156 and $8,744,144, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $10,973 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $319 for the period.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,665 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 3, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 293 funds advised by FMR or an affiliate. Mr. McCoy oversees 295 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Growth & Income. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is also a member of the Executive Committee and Chairman of the Policy Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity ® Magellan ® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Securities Fund. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (45)

Year of Election or Appointment: 2002

Vice President of Growth & Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Steven Kaye (45)
Year of Election or Appointment: 1993 Vice President of Growth & Income. Mr. Kaye also serves as Senior Vice President of FMR and FMR Co. (2001).
Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Growth & Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Growth & Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Growth & Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Growth & Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Growth & Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Growth & Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Growth & Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Growth & Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Growth & Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Growth & Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Growth & Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Kenneth B. Robins (34)

Year of Election or Appointment: 2004

Assistant Treasurer of Growth & Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Growth & Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay on September 7, 2004, to shareholders of record at the opening of business on September 3, 2004, a distribution of $.16 per share derived from capital gains realized from sales of portfolio securities.

A total of .26% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 16, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	31,883,774,629.45	74.417
Against	8,183,381,781.77	19.100
Abstain	1,638,852,719.00	3.825
Broker Non-Votes	1,138,987,331.08	2.658
TOTAL	42,844,996,461.30	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	40,460,518,026.37	94.435
Withheld	2,384,478,434.93	5.565
TOTAL	42,844,996,461.30	100.000
Ralph F. Cox
Affirmative	40,352,191,948.09	94.182
Withheld	2,492,804,513.21	5.818
TOTAL	42,844,996,461.30	100.000
Laura B. Cronin
Affirmative	40,424,410,070.14	94.350
Withheld	2,420,586,391.16	5.650
TOTAL	42,844,996,461.30	100.000
Robert M. Gates
Affirmative	40,432,546,388.62	94.369
Withheld	2,412,450,072.68	5.631
TOTAL	42,844,996,461.30	100.000
George H. Heilmeier
Affirmative	40,445,405,455.55	94.399
Withheld	2,399,591,005.75	5.601
TOTAL	42,844,996,461.30	100.000
Abigail P. Johnson
Affirmative	40,331,726,176.04	94.134
Withheld	2,513,270,285.26	5.866
TOTAL	42,844,996,461.30	100.000
Edward C. Johnson 3d
Affirmative	40,301,779,769.00	94.064
Withheld	2,543,216,692.30	5.936
TOTAL	42,844,996,461.30	100.000
Donald J. Kirk
Affirmative	40,378,377,883.82	94.243
Withheld	2,466,618,577.48	5.757
TOTAL	42,844,996,461.30	100.000
Marie L. Knowles
Affirmative	40,472,201,003.05	94.462
Withheld	2,372,795,458.25	5.538
TOTAL	42,844,996,461.30	100.000
Ned C. Lautenbach
Affirmative	40,485,953,391.65	94.494
Withheld	2,359,043,069.65	5.506
TOTAL	42,844,996,461.30	100.000
Marvin L. Mann
Affirmative	40,392,875,977.31	94.277
Withheld	2,452,120,483.99	5.723
TOTAL	42,844,996,461.30	100.000
William O. McCoy
Affirmative	40,409,897,384.16	94.316
Withheld	2,435,099,077.14	5.684
TOTAL	42,844,996,461.30	100.000
Robert L. Reynolds
Affirmative	40,470,266,358.65	94.457
Withheld	2,374,730,102.65	5.543
TOTAL	42,844,996,461.30	100.000
William S. Stavropoulos
Affirmative	40,442,710,981.11	94.393
Withheld	2,402,285,480.19	5.607
TOTAL	42,844,996,461.30	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

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Fidelity®

Leveraged Company Stock

Fund

Annual Report

July 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the last six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending October 31, 2004, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Life of fundA
Fidelity® Leveraged Company Stock Fund	37.27%	22.66%

A From December 19, 2000

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Leveraged Company Stock Fund on December 19, 2000, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor'sSM 500 Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Tom Soviero, Portfolio Manager of Fidelity® Leveraged Company Stock Fund

U.S. equity markets reversed course during the 12 months that ended July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first six months of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half of the period. For the 12 months overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial AverageSM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite® Index returned 9.29%, despite losing 8.45% in the past six months.

Fidelity Leveraged Company Stock Fund returned 37.27% during the past 12 months, dramatically outperforming the Standard & Poor's 500 Index, the Credit Suisse First Boston Leveraged Equity Index and the LipperSM Capital Appreciation Funds Average, which returned 13.17%, 23.55% and 8.01%, respectively. Strong stock selection in the energy and utilities sectors was the main driver of the fund's performance, as was the fund's heavy concentration in some top performers. Stock selection and an underweighting relative to the index in the technology sector detracted from the fund's performance relative to the S&P 500. Stocks that helped performance included shipping companies Teekay Shipping and General Maritime, international energy company AES, oil and gas producer Range Resources and industrial conglomerate Tyco International. Detractors from performance included satellite TV provider EchoStar Communications, ON Semiconductor and circuit board manufacturer DDi.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period * February 1, 2004 to July 31, 2004
Actual	$ 1,000.00	$ 1,002.00	$ 4.38
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.57	$ 4.43

* Expenses are equal to the Fund's annualized expense ratio of .88%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Teekay Shipping Corp.	6.9	4.0
AES Corp.	6.4	3.7
General Maritime Corp.	5.6	3.0
Tyco International Ltd.	4.2	3.5
Forest Oil Corp.	4.1	3.3
Qwest Communications International, Inc.	3.6	3.3
Range Resources Corp.	3.5	1.7
Nextel Communications, Inc. Class A	3.5	3.7
CMS Energy Corp.	3.0	2.8
NTL, Inc.	2.9	2.5
	43.7
Top Five Market Sectors as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	31.6	20.4
Telecommunication Services	12.1	14.1
Industrials	10.1	11.9
Utilities	9.4	9.4
Consumer Discretionary	9.3	8.8
Asset Allocation (% of fund's net assets)
As of July 31, 2004 *		As of January 31, 2004 **
	Stocks 96.4%		Stocks 88.7%
	Bonds 0.3%		Bonds 0.8%
	Convertible Securities 0.1%		Convertible Securities 0.2%
	Other Investments 1.2%		Other Investments 1.9%
	Short-Term Investments and Net Other Assets 2.0%		Short-Term Investments and Net Other Assets 8.4%
* Foreign investments	19.7%	** Foreign investments	10.6%

Annual Report

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 9.2%
Auto Components - 1.2%
Dana Corp.	204,100	$ 3,937
Tenneco Automotive, Inc. (a)	135,500	1,885
TRW Automotive Holdings Corp.	618,100	12,856
		18,678
Hotels, Restaurants & Leisure - 1.1%
Ameristar Casinos, Inc.	20,100	540
Friendly Ice Cream Corp. (a)	336,500	3,362
Prime Hospitality Corp. (a)	33,100	304
Sunterra Corp. (a)	342,900	3,830
Volume Services America Holdings, Inc. Income Deposit Security	363,005	4,864
Wyndham International, Inc. Class A (a)	3,467,600	3,398
		16,298
Media - 6.2%
Cablevision Systems Corp. - NY Group Class A (a)	242,900	4,243
EchoStar Communications Corp. Class A (a)	514,980	14,275
Liberty Media Corp. Class A (a)	199,790	1,694
Liberty Media International, Inc.:
Class A (a)	9,989	311
Class A rights 8/23/04 (a)	1,998	12
LodgeNet Entertainment Corp. (a)	148,100	2,411
News Corp. Ltd. sponsored ADR	90,444	2,873
NTL, Inc. (a)	835,907	43,567
PRIMEDIA, Inc. (a)	372,200	893
Spanish Broadcasting System, Inc. Class A (a)	209,400	1,799
The DIRECTV Group, Inc. (a)	808,645	13,108
Time Warner, Inc. (a)	277,400	4,619
UnitedGlobalCom, Inc. Class A (a)	582,912	3,696
		93,501
Specialty Retail - 0.7%
AutoNation, Inc. (a)	247,600	3,991
Gap, Inc.	303,400	6,887
		10,878
TOTAL CONSUMER DISCRETIONARY		139,355
CONSUMER STAPLES - 3.5%
Food & Staples Retailing - 2.5%
Koninklijke Ahold NV sponsored ADR	1,340,400	10,133
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Kroger Co. (a)	371,300	$ 5,867
Pathmark Stores, Inc. (a)(d)	1,625,547	11,606
Safeway, Inc. (a)	445,700	9,418
		37,024
Food Products - 0.5%
Kellogg Co.	184,900	7,703
Personal Products - 0.5%
Revlon, Inc. Class A (a)	3,225,199	7,418
TOTAL CONSUMER STAPLES		52,145
ENERGY - 31.5%
Energy Equipment & Services - 4.0%
Grant Prideco, Inc. (a)	606,300	11,453
Grey Wolf, Inc. (a)	1,284,100	5,766
Hanover Compressor Co. (a)	451,500	5,301
Nabors Industries Ltd. (a)	163,100	7,584
Petroleum Geo-Services ASA ADR (a)	371,153	14,020
Pride International, Inc. (a)	141,000	2,538
Rowan Companies, Inc. (a)	321,100	7,841
Universal Compression Holdings, Inc. (a)	184,700	6,060
		60,563
Oil & Gas - 27.5%
Burlington Resources, Inc.	809,500	30,899
Chesapeake Energy Corp.	1,905,600	29,251
Comstock Resources, Inc. (a)	311,800	6,560
Forest Oil Corp. (a)	2,177,400	61,599
Frontline Ltd.	185,300	7,092
Frontline Ltd. (NY Shares)	81,100	3,110
General Maritime Corp. (a)(d)	2,838,500	84,190
Houston Exploration Co. (a)	89,200	4,817
OMI Corp.	2,031,900	29,564
Range Resources Corp.	3,111,800	52,123
Ship Finance International Ltd.	66,600	1,106
Teekay Shipping Corp.	2,609,000	103,789
		414,100
TOTAL ENERGY		474,663
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 3.4%
Consumer Finance - 0.5%
Metris Companies, Inc.	1,137,300	$ 7,563
Insurance - 2.4%
American Financial Group, Inc., Ohio	1,002,800	29,773
UnumProvident Corp.	423,700	6,758
		36,531
Thrifts & Mortgage Finance - 0.5%
Capital Crossing Bank (a)	129,400	6,658
TOTAL FINANCIALS		50,752
HEALTH CARE - 4.6%
Health Care Equipment & Supplies - 0.4%
Baxter International, Inc.	184,700	5,554
Health Care Providers & Services - 2.2%
DaVita, Inc. (a)	1,107,600	33,638
Pharmaceuticals - 2.0%
Elan Corp. PLC sponsored ADR (a)	1,437,700	29,545
TOTAL HEALTH CARE		68,737
INDUSTRIALS - 10.1%
Aerospace & Defense - 0.6%
BE Aerospace, Inc. (a)	365,424	3,651
Goodrich Corp.	133,700	4,323
		7,974
Airlines - 1.8%
America West Holding Corp. Class B (a)	800,600	4,868
AMR Corp. (a)	2,514,530	21,197
Northwest Airlines Corp. (a)	123,700	1,068
		27,133
Building Products - 2.1%
American Standard Companies, Inc. (a)	783,200	29,675
Royal Group Technologies Ltd. (sub. vtg.) (a)	233,200	1,921
		31,596
Industrial Conglomerates - 4.2%
Tyco International Ltd.	2,046,200	63,432
Machinery - 1.1%
AGCO Corp. (a)	150,000	3,138
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Navistar International Corp. (a)	32,400	$ 1,165
Terex Corp. (a)	232,700	9,054
Thermadyne Holdings Corp. (a)	64,900	974
Timken Co.	92,800	2,305
		16,636
Road & Rail - 0.3%
Kansas City Southern (a)	326,700	4,776
TOTAL INDUSTRIALS		151,547
INFORMATION TECHNOLOGY - 5.6%
Communications Equipment - 0.3%
Motorola, Inc.	244,900	3,901
Electronic Equipment & Instruments - 2.2%
DDi Corp. (a)	2,071,300	14,334
Merix Corp. (a)	385,000	3,950
Solectron Corp. (a)	475,100	2,613
Viasystems Group, Inc. (a)	95,400	1,717
Viasystems Group, Inc. (a)(g)	625,780	11,264
		33,878
Semiconductors & Semiconductor Equipment - 3.1%
Amkor Technology, Inc. (a)	522,400	2,116
ChipPAC, Inc. Class A (a)	84,100	419
Conexant Systems, Inc. (a)	927,700	1,475
Fairchild Semiconductor International, Inc. (a)	200,000	2,938
Freescale Semiconductor, Inc. Class A	287,500	4,039
ON Semiconductor Corp. (a)	8,789,700	35,159
		46,146
TOTAL INFORMATION TECHNOLOGY		83,925
MATERIALS - 8.0%
Chemicals - 0.5%
Rhodia SA ADR	5,081,400	7,419
Construction Materials - 0.7%
Texas Industries, Inc.	240,100	10,283
Containers & Packaging - 4.1%
Owens-Illinois, Inc. (a)	1,432,890	21,063
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - continued
Pactiv Corp. (a)	929,100	$ 21,908
Sealed Air Corp. (a)	156,900	7,443
Smurfit-Stone Container Corp. (a)	637,000	11,855
		62,269
Metals & Mining - 0.7%
Freeport-McMoRan Copper & Gold, Inc. Class B	282,500	9,845
Haynes Holdings, Inc. (a)(g)	448,390	179
		10,024
Paper & Forest Products - 2.0%
Georgia-Pacific Corp.	140,100	4,707
International Paper Co.	294,700	12,740
Weyerhaeuser Co.	201,800	12,512
		29,959
TOTAL MATERIALS		119,954
TELECOMMUNICATION SERVICES - 10.7%
Diversified Telecommunication Services - 5.0%
Covad Communications Group, Inc. (a)	931,615	1,770
Level 3 Communications, Inc. (a)	3,126,000	9,472
Qwest Communications International, Inc. (a)	13,889,400	54,030
Telewest Global, Inc. (a)	590,291	6,670
XO Communications, Inc. (a)	926,500	3,623
		75,565
Wireless Telecommunication Services - 5.7%
American Tower Corp. Class A (a)	300,300	4,342
AT&T Wireless Services, Inc. (a)	263,500	3,805
Crown Castle International Corp. (a)	536,100	7,570
Nextel Communications, Inc. Class A (a)	2,288,785	52,093
NII Holdings, Inc. (a)	160,800	6,114
SpectraSite, Inc. (a)	49	2
Triton PCS Holdings, Inc. Class A (a)(d)	3,951,600	11,894
		85,820
TOTAL TELECOMMUNICATION SERVICES		161,385
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 9.4%
Electric Utilities - 3.0%
Allegheny Energy, Inc. (a)	5,300	$ 79
CMS Energy Corp. (a)	5,009,700	45,238
		45,317
Multi-Utilities & Unregulated Power - 6.4%
AES Corp. (a)	9,943,458	95,954
TOTAL UTILITIES		141,271
TOTAL COMMON STOCKS (Cost $1,183,765)		1,443,734
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Emmis Communications Corp. Series A, 6.25%	32,200	1,385
Nonconvertible Preferred Stocks - 0.4%
CONSUMER STAPLES - 0.4%
Food Products - 0.4%
Doane Pet Care Co. 14.25% pay-in-kind (a)	122,505	5,880
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
PTV, Inc. Series A, 10.00%	86	0
TOTAL NONCONVERTIBLE PREFERRED STOCKS		5,880
TOTAL PREFERRED STOCKS (Cost $6,956)		7,265
Corporate Bonds - 0.3%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Level 3 Communications, Inc. 6% 9/15/09	$ 1,365	$ 805
Nonconvertible Bonds - 0.3%
ENERGY - 0.1%
Oil & Gas - 0.1%
The Coastal Corp. 7.5% 8/15/06	930	930
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Qwest Services Corp. 14% 12/15/10 (e)(f)	2,500	2,925
TOTAL NONCONVERTIBLE BONDS		3,855
TOTAL CORPORATE BONDS (Cost $4,550)		4,660
Floating Rate Loans - 1.2%

TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
McLeodUSA, Inc.:
revolver loan 4.6533% 5/31/07 (f)	5,792	2,722
Tranche A term loan 4.6539% 5/31/07 (f)	14,974	7,337
Tranche B term loan 5.4% 5/30/08 (f)	15,586	7,481
		17,540
TOTAL FLOATING RATE LOANS (Cost $25,182)		17,540
Money Market Funds - 5.3%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.33% (b)	28,532,533	$ 28,533
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	51,748,675	51,749
TOTAL MONEY MARKET FUNDS (Cost $80,282)		80,282
TOTAL INVESTMENT PORTFOLIO - 103.3% (Cost $1,300,735)		1,553,481
NET OTHER ASSETS - (3.3)%		(49,286)
NET ASSETS - 100%		$ 1,504,195
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,925,000 or 0.2% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,443,000 or 0.8% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Haynes Holdings, Inc.	5/2/03	$ 628
Viasystems Group, Inc.	2/13/04	$ 12,594
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.3%
Marshall Islands	14.5%
Ireland	2.0%
Norway	1.6%
Others (individually less than 1%)	1.6%
100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
DDi Corp.	$ -	$ 32,187	$ -	$ -	$ -
General Maritime Corp.	13,058	33,316	2,757	-	84,190
Pathmark Stores, Inc.	12,185	-	-	-	11,606
Safety Components International, Inc.	2,832	-	4,647	-	-
Triton PCS Holdings, Inc. Class A	8,656	9,300	513	-	11,894
Total	$ 36,731	$ 74,803	$ 7,917	$ -	$ 107,690
Income Tax Information
The fund hereby designates approximately $992,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2004

Assets
Investment in securities, at value (including securities loaned of $50,341) (cost $1,300,735) - See accompanying schedule		$ 1,553,481
Cash		326
Receivable for fund shares sold		4,733
Dividends receivable		213
Interest receivable		335
Prepaid expenses		1
Other affiliated receivables		13
Other receivables		119
Total assets		1,559,221

Liabilities
Payable for investments purchased	$ 35
Payable for fund shares redeemed	2,055
Accrued management fee	779
Other affiliated payables	286
Other payables and accrued expenses	122
Collateral on securities loaned, at value	51,749
Total liabilities		55,026

Net Assets		$ 1,504,195
Net Assets consist of:
Paid in capital		$ 1,157,589
Undistributed net investment income		3,427
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		90,433
Net unrealized appreciation (depreciation) on investments		252,746
Net Assets, for 74,550 shares outstanding		$ 1,504,195
Net Asset Value, offering price and redemption price per share ($1,504,195 ÷ 74,550 shares)		$ 20.18

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2004

Investment Income
Dividends		$ 7,682
Interest		5,742
Security lending		400
Total income		13,824

Expenses
Management fee	$ 8,053
Transfer agent fees	2,446
Accounting and security lending fees	392
Non-interested trustees' compensation	6
Custodian fees and expenses	20
Registration fees	179
Audit	44
Legal	24
Interest	1
Miscellaneous	73
Total expenses before reductions	11,238
Expense reductions	(351)	10,887
Net investment income (loss)		2,937
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $1,880 from affiliated issuers)	106,462
Foreign currency transactions	(28)
Total net realized gain (loss)		106,434
Change in net unrealized appreciation (depreciation) on investment securities		162,681
Net gain (loss)		269,115
Net increase (decrease) in net assets resulting from operations		$ 272,052

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,937	$ 161
Net realized gain (loss)	106,434	21,402
Change in net unrealized appreciation (depreciation)	162,681	106,409
Net increase (decrease) in net assets resulting from operations	272,052	127,972
Distributions to shareholders from net realized gain	(14,471)	-
Share transactions Net proceeds from sales of shares	1,359,933	717,301
Reinvestment of distributions	13,770	-
Cost of shares redeemed	(847,399)	(164,501)
Net increase (decrease) in net assets resulting from share transactions	526,304	552,800
Redemption fees	2,119	1,080
Total increase (decrease) in net assets	786,004	681,852

Net Assets
Beginning of period	718,191	36,339
End of period (including undistributed net investment income of $3,427 and undistributed net investment income of $257, respectively)	$ 1,504,195	$ 718,191
Other Information Shares
Sold	70,707	55,222
Issued in reinvestment of distributions	788	-
Redeemed	(45,040)	(12,056)
Net increase (decrease)	26,455	43,166

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2004	2003	2002	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.93	$ 7.37	$ 10.66	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	.01	.11 G	.07
Net realized and unrealized gain (loss)	5.45	7.49	(3.22) G	.58
Total from investment operations	5.49	7.50	(3.11)	.65
Distributions from net investment income	-	-	(.20)	-
Distributions from net realized gain	(.27)	-	-	-
Total distributions	(.27)	-	(.20)	-
Redemption fees added to paid in capital D	.03	.06	.02	.01
Net asset value, end of period	$ 20.18	$ 14.93	$ 7.37	$ 10.66
Total Return B, C	37.27%	102.58%	(29.40)%	6.60%
Ratios to Average Net Assets F
Expenses before expense reductions	.88%	.93%	1.14%	.94% A
Expenses net of voluntary waivers, if any	.88%	.93%	1.14%	.94% A
Expenses net of all reductions	.85%	.83%	.93%	.83% A
Net investment income (loss)	.23%	.07%	1.16% G	1.12% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,504	$ 718	$ 36	$ 195
Portfolio turnover rate	35%	79%	203%	230% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 19, 2000 (commencement of operations) to July 31, 2001.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Effective August 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per-share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Leveraged Company Stock Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 356,117
Unrealized depreciation	(102,581)
Net unrealized appreciation (depreciation)	253,536
Undistributed ordinary income	39,089
Undistributed long-term capital gain	32,552

Cost for federal income tax purposes	$ 1,299,945

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003
Ordinary Income	$ 14,471	$ -

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $983,833 and $420,366, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .63% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $770 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $59 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,572	1.13%	$ 1

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending - continued

securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $349 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 3, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 293 funds advised by FMR or an affiliate. Mr. McCoy oversees 295 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Leveraged Company Stock (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Securities Fund. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Leveraged Company Stock (2001). Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Thomas Soviero (40)

Year of Election or Appointment: 2003

Vice President of Leveraged Company Stock. Mr. Soviero also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Soviero managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 2000

Secretary of Leveraged Company Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Leveraged Company Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Leveraged Company Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Leveraged Company Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Leveraged Company Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Leveraged Company Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Leveraged Company Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 2001 Assistant Treasurer of Leveraged Company Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Leveraged Company Stock. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Leveraged Company Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Leveraged Company Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (34)

Year of Election or Appointment: 2004

Assistant Treasurer of Leveraged Company Stock. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Leveraged Company Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Leveraged Company Stock Fund voted to pay on September 7, 2004, to shareholders of record at the opening of business on September 3, 2004 a distribution of $.98 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.02 per share from net investment income.

The fund designates 15% and 13% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 16, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	31,883,774,629.45	74.417
Against	8,183,381,781.77	19.100
Abstain	1,638,852,719.00	3.825
Broker Non-Votes	1,138,987,331.08	2.658
TOTAL	42,844,996,461.30	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	40,460,518,026.37	94.435
Withheld	2,384,478,434.93	5.565
TOTAL	42,844,996,461.30	100.000
Ralph F. Cox
Affirmative	40,352,191,948.09	94.182
Withheld	2,492,804,513.21	5.818
TOTAL	42,844,996,461.30	100.000
Laura B. Cronin
Affirmative	40,424,410,070.14	94.350
Withheld	2,420,586,391.16	5.650
TOTAL	42,844,996,461.30	100.000
Robert M. Gates
Affirmative	40,432,546,388.62	94.369
Withheld	2,412,450,072.68	5.631
TOTAL	42,844,996,461.30	100.000
George H. Heilmeier
Affirmative	40,445,405,455.55	94.399
Withheld	2,399,591,005.75	5.601
TOTAL	42,844,996,461.30	100.000
Abigail P. Johnson
Affirmative	40,331,726,176.04	94.134
Withheld	2,513,270,285.26	5.866
TOTAL	42,844,996,461.30	100.000
Edward C. Johnson 3d
Affirmative	40,301,779,769.00	94.064
Withheld	2,543,216,692.30	5.936
TOTAL	42,844,996,461.30	100.000
Donald J. Kirk
Affirmative	40,378,377,883.82	94.243
Withheld	2,466,618,577.48	5.757
TOTAL	42,844,996,461.30	100.000
Marie L. Knowles
Affirmative	40,472,201,003.05	94.462
Withheld	2,372,795,458.25	5.538
TOTAL	42,844,996,461.30	100.000
Ned C. Lautenbach
Affirmative	40,485,953,391.65	94.494
Withheld	2,359,043,069.65	5.506
TOTAL	42,844,996,461.30	100.000
Marvin L. Mann
Affirmative	40,392,875,977.31	94.277
Withheld	2,452,120,483.99	5.723
TOTAL	42,844,996,461.30	100.000
William O. McCoy
Affirmative	40,409,897,384.16	94.316
Withheld	2,435,099,077.14	5.684
TOTAL	42,844,996,461.30	100.000
Robert L. Reynolds
Affirmative	40,470,266,358.65	94.457
Withheld	2,374,730,102.65	5.543
TOTAL	42,844,996,461.30	100.000
William S. Stavropoulos
Affirmative	40,442,710,981.11	94.393
Withheld	2,402,285,480.19	5.607
TOTAL	42,844,996,461.30	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Growth Funds

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

LSF-UANN-0904
1.789248.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

OTC

Portfolio

Annual Report

July 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Commencing with the fiscal quarter ending October 31, 2004, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC Portfolio	7.41%	-4.54%	9.98%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® OTC Portfolio on July 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the NASDAQ Composite® Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Shep Perkins, Portfolio Manager of Fidelity® OTC Portfolio

U.S. equity markets reversed course during the 12 months ending July 31, 2004. In the first half of the period, stocks rose as investors grew more confident about the recovering economy. Speculative, high-growth industries such as semiconductors and biotechnology led the charge early on. In the second half, though, the less glamorous but steadier growth of household and personal product companies, among others, gained favor against a backdrop of near-record-high prices for oil and gasoline, concerns about rising interest rates and threats of terrorism. The Standard & Poor's 500SM Index - a popular benchmark of commonly held stocks - reflects the equity markets' reversal well. In the first half of the period, the S&P 500® gained 15.23%. But the benchmark lost 1.78% in the second half. For the year overall, the S&P 500 climbed 13.17%. Meanwhile, the Dow Jones Industrial AverageSM - a performance measure of 30 large-cap, blue-chip stocks - rose 12.11%, and the tech-heavy NASDAQ Composite® Index returned 9.29%, despite losing 8.45% in the past six months.

The fund was up 7.41% during the past year, trailing the NASDAQ® and the LipperSM Mid-Cap Funds Average, which rose 13.79%. While my decision to become more aggressive paid off amid the strong cyclical rally in first half of the period, it hurt returns even more in the second half as riskier assets underperformed. I suspect the fund's hefty stake in technology was a big reason why the fund lagged its peer group average. Among our biggest contributors versus the index were software-related holdings that enjoyed new product cycles, including Autodesk and Red Hat. Another bright spot was Internet and technology services, where Yahoo! and Cognizant were standouts. In addition, several hardware and equipment firms - including cell phone giant Motorola and telecom gear maker Ericsson - were helped by cost cutting and resurging demand for wireless communications. Owning the right names in telecom services, specifically wireless provider Nextel, also contributed. Conversely, the fund was hurt by weak networking stocks, such as CIENA, as well as hard disk drive manufacturers Seagate Technology, Maxtor and Western Digital, a group burdened by overcapacity. Stock selection in semiconductors also detracted, led by disappointing performance from Agere and Conexant. I also had some poor picks in retailing and banks, including e-commerce giant InterActiveCorp and Fifth Third Bancorp.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Actual	$ 1,000.00	$ 904.30	$ 4.31
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.42	$ 4.58

*Expenses are equal to the Fund's annualized expense ratio of .91%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	13.2	10.1
Dell, Inc.	5.5	4.2
Intel Corp.	3.8	1.9
Yahoo!, Inc.	2.2	1.3
Telefonaktiebolaget LM Ericsson ADR	2.1	1.6
Nextel Communications, Inc. Class A	2.1	2.1
Samsung Electronics Co. Ltd.	1.7	2.1
Fifth Third Bancorp	1.5	2.6
Flextronics International Ltd.	1.4	1.0
Ameritrade Holding Corp.	1.2	0.2
	34.7
Top Five Market Sectors as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	59.4	54.7
Consumer Discretionary	11.0	13.9
Health Care	10.4	10.1
Industrials	6.1	7.5
Telecommunication Services	4.5	4.8
Asset Allocation (% of fund's net assets)
As of July 31, 2004 *		As of January 31, 2004 **
	Stocks 98.7%		Stocks 100.0%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 0.0%
* Foreign investments	13.3%	** Foreign investments	13.2%

Annual Report

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 11.0%
Auto Components - 0.3%
Gentex Corp.	198,048	$ 7,090
Keystone Automotive Industries, Inc. (a)	507,800	14,340
		21,430
Hotels, Restaurants & Leisure - 0.9%
Applebee's International, Inc.	1,249,638	33,290
Panera Bread Co. Class A (a)	926,980	34,196
		67,486
Household Durables - 0.2%
LG Electronics, Inc.	374,230	15,624
Internet & Catalog Retail - 1.0%
Amazon.com, Inc. (a)	854,400	33,253
Drugstore.com, Inc. (a)	1,821,900	5,083
eBay, Inc. (a)	359,000	28,120
eDiets.com, Inc. (a)(d)	1,087,600	3,208
		69,664
Leisure Equipment & Products - 0.4%
SCP Pool Corp.	621,457	25,623
Media - 4.8%
Clear Channel Communications, Inc.	1,218,628	43,505
Cumulus Media, Inc. Class A (a)	1,600,500	23,495
EchoStar Communications Corp. Class A (a)	2,900,022	80,389
Emmis Communications Corp. Class A (a)	508,400	10,026
Gemstar-TV Guide International, Inc. (a)	3,172,100	14,719
Lamar Advertising Co. Class A (a)	1,307,600	52,579
Liberty Media International, Inc.:
Class A (a)	227,425	7,091
Class A rights 8/23/04 (a)	45,485	273
NTL, Inc. (a)	1,055,143	54,994
Pixar (a)	235,300	16,057
Radio One, Inc. Class D (non-vtg.) (a)	517,500	7,871
Sogecable SA (a)	155,041	5,732
The DIRECTV Group, Inc. (a)	697,337	11,304
XM Satellite Radio Holdings, Inc. Class A (a)	924,400	24,395
		352,430
Specialty Retail - 3.2%
American Eagle Outfitters, Inc. (a)	402,100	13,177
bebe Stores, Inc. (a)	349,098	6,783
Big 5 Sporting Goods Corp. (a)	359,000	7,672
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Hot Topic, Inc. (a)	1,689,000	$ 26,889
O'Reilly Automotive, Inc. (a)	208,600	8,446
Regis Corp.	376,600	15,501
Rent-A-Center, Inc. (a)	940,800	27,603
Ross Stores, Inc.	2,012,800	46,596
Select Comfort Corp. (a)	639,500	13,065
Staples, Inc.	1,295,800	37,423
Steiner Leisure Ltd. (a)	440,800	10,540
West Marine, Inc. (a)	719,200	14,859
Wet Seal, Inc. Class A (a)(d)	1,523,100	7,768
		236,322
Textiles Apparel & Luxury Goods - 0.2%
Brown Shoe Co., Inc.	231,300	7,455
Warnaco Group, Inc. (a)	390,000	7,371
		14,826
TOTAL CONSUMER DISCRETIONARY		803,405
CONSUMER STAPLES - 0.6%
Food & Staples Retailing - 0.2%
Whole Foods Market, Inc.	159,180	13,104
Food Products - 0.3%
Central Garden & Pet Co. Class A (a)	507,375	14,399
SunOpta, Inc. (a)	884,500	6,508
		20,907
Personal Products - 0.1%
NBTY, Inc. (a)	484,500	10,543
TOTAL CONSUMER STAPLES		44,554
ENERGY - 1.9%
Energy Equipment & Services - 1.4%
Cal Dive International, Inc. (a)	467,500	14,493
Patterson-UTI Energy, Inc.	4,843,600	88,299
		102,792
Oil & Gas - 0.5%
Golar LNG Ltd. (Nasdaq) (a)	1,025,700	15,416
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Top Tankers, Inc.	173,500	$ 1,987
Valero Energy Corp.	200,200	14,999
		32,402
TOTAL ENERGY		135,194
FINANCIALS - 4.4%
Capital Markets - 1.2%
Ameritrade Holding Corp. (a)	8,222,200	91,184
Commercial Banks - 3.1%
Fifth Third Bancorp	2,149,500	106,099
Silicon Valley Bancshares (a)	642,000	23,504
SouthTrust Corp.	624,500	24,224
Sumitomo Mitsui Financial Group, Inc.	4,857	29,309
UCBH Holdings, Inc.	353,400	13,814
UFJ Holdings, Inc. (a)	3,400	13,668
Zions Bancorp	217,500	13,159
		223,777
Thrifts & Mortgage Finance - 0.1%
NetBank, Inc.	772,724	8,299
TOTAL FINANCIALS		323,260
HEALTH CARE - 10.4%
Biotechnology - 4.0%
Alkermes, Inc. (a)	704,800	7,605
Biogen Idec, Inc. (a)	867,600	52,056
Celgene Corp. (a)	399,900	21,327
Cephalon, Inc. (a)	649,800	32,828
Dendreon Corp. (a)	828,800	7,633
Genentech, Inc. (a)	897,200	43,676
Gilead Sciences, Inc. (a)	189,900	12,275
ImmunoGen, Inc. (a)	375,800	2,018
Invitrogen Corp. (a)	594,300	31,189
Ligand Pharmaceuticals, Inc. Class B (a)	442,300	6,108
Millennium Pharmaceuticals, Inc. (a)	3,128,400	34,788
ONYX Pharmaceuticals, Inc. (a)	623,100	21,266
OSI Pharmaceuticals, Inc. (a)	181,000	10,878
Seattle Genetics, Inc. (a)	551,300	3,297
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
Serologicals Corp. (a)	164,600	$ 3,226
Xenogen Corp.	203,419	1,404
		291,574
Health Care Equipment & Supplies - 2.2%
Advanced Neuromodulation Systems, Inc. (a)	222,050	7,117
American Medical Systems Holdings, Inc. (a)	905,700	28,819
Biomet, Inc.	331,838	14,598
Cyberonics, Inc. (a)	400,500	11,206
DENTSPLY International, Inc.	651,350	31,675
Epix Medical, Inc. (a)	695,841	12,560
IDEXX Laboratories, Inc. (a)	111,900	5,639
PolyMedica Corp.	308,400	9,394
Respironics, Inc. (a)	772,300	43,033
		164,041
Health Care Providers & Services - 3.1%
Accredo Health, Inc. (a)	325,200	10,536
Caremark Rx, Inc. (a)	456,660	13,928
Cerner Corp. (a)	474,300	21,344
Express Scripts, Inc. (a)	417,500	27,388
HealthSouth Corp. (a)	2,487,100	13,430
Henry Schein, Inc. (a)	232,800	15,621
Humana, Inc. (a)	1,941,600	35,162
IMPATH, Inc. (a)	438,900	2,260
Inveresk Research Group, Inc. (a)	200,000	7,260
Odyssey Healthcare, Inc. (a)	408,700	7,021
PacifiCare Health Systems, Inc. (a)	447,700	13,686
Patterson Companies, Inc. (a)	202,600	14,875
Sun Healthcare Group, Inc. (a)	356,700	2,465
Tenet Healthcare Corp. (a)	893,500	9,989
WebMD Corp. (a)	3,838,000	31,241
		226,206
Pharmaceuticals - 1.1%
Elan Corp. PLC sponsored ADR (a)	563,200	11,574
Endo Pharmaceuticals Holdings, Inc. (a)	1,011,800	19,427
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Nektar Therapeutics (a)	461,900	$ 8,102
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,395,700	41,313
		80,416
TOTAL HEALTH CARE		762,237
INDUSTRIALS - 6.1%
Aerospace & Defense - 0.1%
Honeywell International, Inc.	238,900	8,985
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	165,308	7,229
CNF, Inc.	248,200	10,241
Expeditors International of Washington, Inc.	451,420	20,950
J.B. Hunt Transport Services, Inc.	306,500	11,773
UTI Worldwide, Inc.	197,100	10,149
		60,342
Airlines - 0.6%
JetBlue Airways Corp. (a)	1,494,756	35,590
Ryanair Holdings PLC sponsored ADR (a)	247,300	7,743
		43,333
Building Products - 0.1%
Trex Co., Inc. (a)	133,400	5,950
Commercial Services & Supplies - 1.6%
Cintas Corp.	884,100	37,097
Herman Miller, Inc.	1,039,400	27,856
Monster Worldwide, Inc. (a)	325,100	7,181
Strayer Education, Inc.	392,400	38,228
Waste Management, Inc.	256,600	7,221
		117,583
Construction & Engineering - 0.4%
Chicago Bridge & Iron Co. NV	389,700	11,375
MasTec, Inc. (a)	1,278,600	7,978
Washington Group International, Inc. (a)	222,300	7,429
		26,782
Electrical Equipment - 0.1%
A.O. Smith Corp.	211,500	6,074
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - 0.5%
Siemens AG sponsored ADR	288,200	$ 20,243
Tyco International Ltd.	580,800	18,005
		38,248
Machinery - 0.4%
PACCAR, Inc.	328,150	19,676
Timken Co.	474,500	11,787
		31,463
Road & Rail - 1.4%
Arkansas Best Corp.	1,069,008	37,383
Heartland Express, Inc.	21,000	567
Laidlaw International, Inc. (a)	1,049,600	14,747
Landstar System, Inc. (a)	518,696	25,836
USF Corp.	684,900	24,314
		102,847
Trading Companies & Distributors - 0.1%
MSC Industrial Direct Co., Inc. Class A	166,400	5,208
TOTAL INDUSTRIALS		446,815
INFORMATION TECHNOLOGY - 59.4%
Communications Equipment - 8.3%
ADC Telecommunications, Inc. (a)	6,708,300	16,100
Adtran, Inc.	192,100	5,131
Alcatel SA sponsored ADR (a)	6,703,300	86,741
Alvarion Ltd. (a)	1,538,700	18,757
Andrew Corp. (a)	1,089,800	11,824
Arris Group, Inc. (a)	3,023,996	13,290
Aspect Communications Corp. (a)	959,500	8,127
Avocent Corp. (a)	394,900	11,823
CIENA Corp. (a)	14,833,300	41,830
Cisco Systems, Inc. (a)	900,000	18,774
Comverse Technology, Inc. (a)	3,849,700	65,676
Enterasys Networks, Inc. (a)	8,235,500	13,836
JDS Uniphase Corp. (a)	1,783,100	6,152
Marconi Corp. PLC (a)	2,115,204	24,074
McDATA Corp. Class A (a)	1,333,000	6,865
Motorola, Inc.	4,659,230	74,222
Powerwave Technologies, Inc. (a)	1,884,000	10,437
Redback Networks, Inc. (a)(d)	2,863,100	15,289
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Riverstone Networks, Inc. (a)	1,260,800	$ 1,576
SeaChange International, Inc. (a)	406,100	5,966
Telefonaktiebolaget LM Ericsson ADR (a)	5,727,000	152,968
		609,458
Computers & Peripherals - 9.2%
Avid Technology, Inc. (a)	152,100	7,109
Concurrent Computer Corp. (a)	1,665,700	2,732
Dell, Inc. (a)	11,391,000	404,039
Diebold, Inc.	770,800	35,534
Electronics for Imaging, Inc. (a)	1,972,899	39,596
Hutchinson Technology, Inc. (a)	574,687	12,798
Komag, Inc. (a)	398,600	4,520
Maxtor Corp. (a)	2,088,800	9,776
Seagate Technology	5,384,000	61,754
Sun Microsystems, Inc. (a)	13,448,545	53,122
Synaptics, Inc. (a)	841,600	12,447
Western Digital Corp. (a)	4,336,100	30,396
		673,823
Electronic Equipment & Instruments - 4.5%
AU Optronics Corp. sponsored ADR	673,050	7,908
AVX Corp.	507,500	6,329
CDW Corp.	315,400	20,280
Celestica, Inc. (sub. vtg.) (a)	2,089,700	35,624
DDi Corp. (a)	1,170,789	8,102
Electro Scientific Industries, Inc. (a)	356,400	9,177
Flextronics International Ltd. (a)	8,041,900	101,087
Hon Hai Precision Industries Co. Ltd.	4,012,000	14,459
Ingram Micro, Inc. Class A (a)	855,200	12,187
Nano-Proprietary, Inc. (a)	2,774,900	4,495
National Instruments Corp.	245,700	7,138
Sanmina-SCI Corp. (a)	1,592,500	11,689
Solectron Corp. (a)	8,517,300	46,845
Tech Data Corp. (a)	265,400	9,942
TTM Technologies, Inc. (a)	1,487,900	17,081
Universal Display Corp. (a)	400,000	3,380
Veeco Instruments, Inc. (a)	459,600	10,456
		326,179
Internet Software & Services - 3.4%
24/7 Real Media, Inc. (a)(d)	1,761,840	6,713
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Akamai Technologies, Inc. (a)	312,500	$ 4,666
Ariba, Inc. (a)	438,882	3,814
EarthLink, Inc. (a)	1,888,400	18,639
Homestore, Inc. (a)(d)	7,824,369	27,581
MatrixOne, Inc. (a)	606,943	3,860
Open Text Corp. (a)	403,300	10,264
Vignette Corp. (a)	3,103,200	4,438
Websense, Inc. (a)	215,500	8,230
Yahoo!, Inc. (a)	5,341,516	164,519
		252,724
IT Services - 1.6%
Cognizant Technology Solutions Corp. Class A (a)	2,899,600	79,884
CSG Systems International, Inc. (a)	31,600	518
SunGard Data Systems, Inc. (a)	461,700	10,762
Syntel, Inc.	920,000	12,981
The BISYS Group, Inc. (a)	710,000	9,692
		113,837
Semiconductors & Semiconductor Equipment - 13.2%
Agere Systems, Inc.:
Class A (a)	16,484,211	20,440
Class B (a)	16,413,400	18,547
Altera Corp. (a)	585,400	12,188
Amkor Technology, Inc. (a)	1,406,400	5,696
Analog Devices, Inc.	225,000	8,933
Applied Materials, Inc. (a)	4,313,100	73,193
ASML Holding NV (NY Shares) (a)	1,088,800	15,472
Asyst Technologies, Inc. (a)	498,900	2,889
ATI Technologies, Inc. (a)	1,070,700	17,117
ATMI, Inc. (a)	1,341,111	27,305
ChipPAC, Inc. Class A (a)	3,221,000	16,041
Conexant Systems, Inc. (a)	6,790,376	10,797
Credence Systems Corp. (a)	1,315,800	11,790
Cymer, Inc. (a)	578,881	16,579
DSP Group, Inc. (a)	502,100	9,896
Fairchild Semiconductor International, Inc. (a)	564,000	8,285
FEI Co. (a)	694,500	13,966
Freescale Semiconductor, Inc. Class A	1,792,500	25,185
Integrated Circuit Systems, Inc. (a)	958,100	22,918
Integrated Silicon Solution, Inc. (a)	793,000	6,677
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Intel Corp.	11,348,800	$ 276,684
International Rectifier Corp. (a)	223,200	8,749
Intersil Corp. Class A	679,900	12,490
KLA-Tencor Corp. (a)	371,300	15,301
Lam Research Corp. (a)	453,900	10,826
Linear Technology Corp.	496,900	19,429
Marvell Technology Group Ltd. (a)	2,331,000	54,126
Mindspeed Technologies, Inc. (a)	2,403,033	7,762
National Semiconductor Corp. (a)	772,200	13,243
NVIDIA Corp. (a)	1,413,300	21,765
ON Semiconductor Corp. (a)	3,938,100	15,752
PMC-Sierra, Inc. (a)	821,800	9,763
Samsung Electronics Co. Ltd.	349,650	124,993
Silicon Laboratories, Inc. (a)	447,100	15,778
Xilinx, Inc.	610,200	17,958
		968,533
Software - 19.2%
Adobe Systems, Inc.	430,700	18,167
Amdocs Ltd. (a)	2,079,600	45,127
Autodesk, Inc.	468,500	18,834
BEA Systems, Inc. (a)	6,058,243	39,318
Citrix Systems, Inc. (a)	372,800	6,569
Concord Communications, Inc. (a)	502,300	4,646
Electronic Arts, Inc. (a)	631,600	31,662
FileNET Corp. (a)	1,040,332	19,766
Intuit, Inc. (a)	355,900	13,325
Jack Henry & Associates, Inc.	540,009	10,395
JDA Software Group, Inc. (a)	698,900	7,443
Kronos, Inc. (a)	253,500	11,134
Lawson Software, Inc. (a)	1,144,600	8,127
Mentor Graphics Corp. (a)	600,400	7,085
Microsoft Corp.	33,887,800	964,441
Novell, Inc. (a)	3,836,100	26,239
Oracle Corp. (a)	2,384,300	25,059
Parametric Technology Corp. (a)	1,811,600	8,225
PeopleSoft, Inc. (a)	559,100	10,075
Quest Software, Inc. (a)	622,500	7,507
Red Hat, Inc. (a)	544,578	9,323
Secure Computing Corp. (a)	506,800	3,505
Siebel Systems, Inc. (a)	5,102,900	41,129
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Synopsys, Inc. (a)	715,300	$ 18,090
Take-Two Interactive Software, Inc. (a)	384,300	12,036
TIBCO Software, Inc. (a)	1,118,000	7,904
VERITAS Software Corp. (a)	1,274,900	24,300
WatchGuard Technologies, Inc. (a)	1,299,500	6,848
		1,406,279
TOTAL INFORMATION TECHNOLOGY		4,350,833
MATERIALS - 0.4%
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	168,800	7,385
Containers & Packaging - 0.2%
Smurfit-Stone Container Corp. (a)	906,000	16,861
Metals & Mining - 0.1%
Durban Roodepoort Deep Ltd. sponsored ADR (a)	2,773,100	6,766
TOTAL MATERIALS		31,012
TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 1.2%
AboveNet, Inc. (a)	235,200	7,289
Corvis Corp. (a)	2,875,200	3,220
Qwest Communications International, Inc. (a)	11,438,500	44,496
Time Warner Telecom, Inc. Class A (a)(d)	7,442,522	32,301
		87,306
Wireless Telecommunication Services - 3.3%
American Tower Corp. Class A (a)	2,155,200	31,164
Nextel Communications, Inc. Class A (a)	6,588,900	149,963
Nextel Partners, Inc. Class A (a)	487,200	7,829
NII Holdings, Inc. (a)	1,187,400	45,145
Wireless Facilities, Inc. (a)	1,071,900	8,018
		242,119
TOTAL TELECOMMUNICATION SERVICES		329,425
TOTAL COMMON STOCKS (Cost $6,814,378)		7,226,735
Money Market Funds - 1.5%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.33% (b)	29,873,242	$ 29,873
Fidelity Securities Lending Cash Central Fund, 1.32% (b)(c)	76,759,490	76,759
TOTAL MONEY MARKET FUNDS (Cost $106,632)		106,632
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $6,921,010)		7,333,367
NET OTHER ASSETS - (0.2)%		(11,365)
NET ASSETS - 100%		$ 7,322,002
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Affiliated company
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.7%
Sweden	2.1%
Korea (South)	1.9%
Singapore	1.4%
France	1.2%
Others (individually less than 1%)	6.7%
100.0%

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
24/7 Real Media, Inc.	$ -	$ 12,483	$ -	$ -	$ 6,713
Arkansas Best Corp.	33,733	6,741	12,138	547	-
eDiets.com, Inc.	-	7,757	-	-	3,208
Hollywood Entertainment Corp.	57,420	2,397	46,756	-	-
Homestore, Inc.	-	32,415	-	-	27,581
InterCept, Inc.	17,777	-	22,158	-	-
Redback Networks, Inc.	-	25,925	-	-	15,289
Strayer Education, Inc.	57,355	-	31,834	135	-
Time Warner Telecom, Inc. Class A	4,504	60,868	1,857	-	32,301
Wet Seal, Inc. Class A	10,693	6,330	2,315	-	7,768
Total	$ 181,482	$ 154,916	$ 117,058	$ 682	$ 92,860
Income Tax Information
At July 31, 2004, the fund had a capital loss carryforward of approximately $5,419,239,000 of which $4,169,344,000 and $1,249,895,000 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2004

Assets
Investment in securities, at value (including securities loaned of $74,799) (cost $6,921,010) - See accompanying schedule		$ 7,333,367
Foreign currency held at value (cost $2)		2
Receivable for investments sold		71,371
Receivable for fund shares sold		10,635
Dividends receivable		1,877
Interest receivable		35
Prepaid expenses		13
Other affiliated receivables		22
Other receivables		464
Total assets		7,417,786

Liabilities
Payable for investments purchased	$ 4,528
Payable for fund shares redeemed	8,540
Accrued management fee	3,659
Other affiliated payables	1,824
Other payables and accrued expenses	474
Collateral on securities loaned, at value	76,759
Total liabilities		95,784

Net Assets		$ 7,322,002
Net Assets consist of:
Paid in capital		$ 12,347,970
Accumulated net investment loss		(133)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,438,178)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		412,343
Net Assets, for 240,634 shares outstanding		$ 7,322,002
Net Asset Value, offering price and redemption price per share ($7,322,002 ÷ 240,634 shares)		$ 30.43

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2004

Investment Income
Dividends (including $682 received from affiliated issuers)		$ 25,651
Interest		325
Security lending		1,509
Total income		27,485

Expenses
Management fee Basic fee	$ 48,878
Performance adjustment	768
Transfer agent fees	18,939
Accounting and security lending fees	1,047
Non-interested trustees' compensation	43
Depreciation in deferred trustee compensation account	(32)
Custodian fees and expenses	375
Registration fees	168
Audit	81
Legal	72
Interest	18
Miscellaneous	465
Total expenses before reductions	70,822
Expense reductions	(1,670)	69,152
Net investment income (loss)		(41,667)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(19,472) from affiliated issuers)	1,269,026
Foreign currency transactions	(110)
Total net realized gain (loss)		1,268,916
Change in net unrealized appreciation (depreciation) on: Investment securities	(703,461)
Assets and liabilities in foreign currencies	(15)
Total change in net unrealized appreciation (depreciation)		(703,476)
Net gain (loss)		565,440
Net increase (decrease) in net assets resulting from operations		$ 523,773

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2004	Year ended July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (41,667)	$ (42,788)
Net realized gain (loss)	1,268,916	(470,173)
Change in net unrealized appreciation (depreciation)	(703,476)	1,696,093
Net increase (decrease) in net assets resulting from operations	523,773	1,183,132
Share transactions Net proceeds from sales of shares	2,620,488	2,196,106
Cost of shares redeemed	(2,863,293)	(2,249,434)
Net increase (decrease) in net assets resulting from share transactions	(242,805)	(53,328)
Total increase (decrease) in net assets	280,968	1,129,804

Net Assets
Beginning of period	7,041,034	5,911,230
End of period (including accumulated net investment loss of $133 and accumulated net investment loss of $0, respectively)	$ 7,322,002	$ 7,041,034
Other Information Shares
Sold	82,028	89,080
Redeemed	(89,916)	(92,491)
Net increase (decrease)	(7,888)	(3,411)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 28.33	$ 23.46	$ 32.96	$ 69.82	$ 51.53
Income from Investment Operations
Net investment income (loss) B	(.17)	(.17)	(.24)	(.18)	(.27)
Net realized and unrealized gain (loss)	2.27	5.04	(9.26)	(24.02)	24.07
Total from investment operations	2.10	4.87	(9.50)	(24.20)	23.80
Distributions from net realized gain	-	-	-	(12.66)	(5.51)
Net asset value, end of period	$ 30.43	$ 28.33	$ 23.46	$ 32.96	$ 69.82
Total Return A	7.41%	20.76%	(28.82)%	(42.79)%	50.05%
Ratios to Average Net Assets C
Expenses before expense reductions	.91%	1.18%	1.14%	.97%	.76%
Expenses net of voluntary waivers, if any	.91%	1.18%	1.14%	.97%	.76%
Expenses net of all reductions	.89%	1.12%	1.09%	.94%	.75%
Net investment income (loss)	(.53)%	(.71)%	(.81)%	(.40)%	(.43)%
Supplemental Data
Net assets, end of period (in millions)	$ 7,322	$ 7,041	$ 5,911	$ 8,802	$ 14,548
Portfolio turnover rate	61%	116%	120%	219%	196%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity OTC Portfolio (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,168,859	|
Unrealized depreciation	(775,454)
Net unrealized appreciation (depreciation)	393,405
Capital loss carryforward	(5,419,239)

Cost for federal income tax purposes	$ 6,939,962

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $4,694,539 and $5,014,295, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $321 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $886 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,834	1.14%	$ 18

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period amounted to $5,131. The weighted average interest rate was 1.50%.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,607 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $2 and $61, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the portfolio of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 9, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 293 funds advised by FMR or an affiliate. Mr. McCoy oversees 295 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of OTC (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Securities Fund. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

John B. McDowell (45)

Year of Election or Appointment: 2002

Vice President of OTC. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Shep Perkins (33)

Year of Election or Appointment: 2004

Vice President of OTC. Prior to assuming his current responsibilities, Mr. Perkins worked as a manager and analyst. Mr. Perkins also serves as Vice President of FMR Co., Inc. (2004).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of OTC. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of OTC. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of OTC. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of OTC. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of OTC. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of OTC. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of OTC. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of OTC. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of OTC. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of OTC. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of OTC. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (34)

Year of Election or Appointment:2004

Assistant Treasurer of OTC. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of OTC. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 16, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	31,883,774,629.45	74.417
Against	8,183,381,781.77	19.100
Abstain	1,638,852,719.00	3.825
Broker Non-Votes	1,138,987,331.08	2.658
TOTAL	42,844,996,461.30	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	40,460,518,026.37	94.435
Withheld	2,384,478,434.93	5.565
TOTAL	42,844,996,461.30	100.000
Ralph F. Cox
Affirmative	40,352,191,948.09	94.182
Withheld	2,492,804,513.21	5.818
TOTAL	42,844,996,461.30	100.000
Laura B. Cronin
Affirmative	40,424,410,070.14	94.350
Withheld	2,420,586,391.16	5.650
TOTAL	42,844,996,461.30	100.000
Robert M. Gates
Affirmative	40,432,546,388.62	94.369
Withheld	2,412,450,072.68	5.631
TOTAL	42,844,996,461.30	100.000
George H. Heilmeier
Affirmative	40,445,405,455.55	94.399
Withheld	2,399,591,005.75	5.601
TOTAL	42,844,996,461.30	100.000
Abigail P. Johnson
Affirmative	40,331,726,176.04	94.134
Withheld	2,513,270,285.26	5.866
TOTAL	42,844,996,461.30	100.000
Edward C. Johnson 3d
Affirmative	40,301,779,769.00	94.064
Withheld	2,543,216,692.30	5.936
TOTAL	42,844,996,461.30	100.000
Donald J. Kirk
Affirmative	40,378,377,883.82	94.243
Withheld	2,466,618,577.48	5.757
TOTAL	42,844,996,461.30	100.000
Marie L. Knowles
Affirmative	40,472,201,003.05	94.462
Withheld	2,372,795,458.25	5.538
TOTAL	42,844,996,461.30	100.000
Ned C. Lautenbach
Affirmative	40,485,953,391.65	94.494
Withheld	2,359,043,069.65	5.506
TOTAL	42,844,996,461.30	100.000
Marvin L. Mann
Affirmative	40,392,875,977.31	94.277
Withheld	2,452,120,483.99	5.723
TOTAL	42,844,996,461.30	100.000
William O. McCoy
Affirmative	40,409,897,384.16	94.316
Withheld	2,435,099,077.14	5.684
TOTAL	42,844,996,461.30	100.000
Robert L. Reynolds
Affirmative	40,470,266,358.65	94.457
Withheld	2,374,730,102.65	5.543
TOTAL	42,844,996,461.30	100.000
William S. Stavropoulos
Affirmative	40,442,710,981.11	94.393
Withheld	2,402,285,480.19	5.607
TOTAL	42,844,996,461.30	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investments
Advisors

Fidelity International Investments
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Real Estate Income

Fund

Annual Report

July 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Commencing with the fiscal quarter ending October 31, 2004, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. The fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the fund's most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2004	Past 1 year	Life of FundA
Fidelity Real Estate Income Fund	11.31%	14.45%

A From February 4, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund on February 4, 2003, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard and Poor's 500 did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Mark Snyderman, Portfolio Manager of Fidelity® Real Estate Income Fund

Real estate securities - along with the broader U.S. equity market - reversed course during the 12 months that ended July 31, 2004. In the first half of the period, real estate stocks and fixed-income real estate securities performed above their historical averages amid a positive economic climate characterized by low interest rates and improving sector fundamentals. In the second half, though, expectations of rising interest rates dampened the returns of real estate sector bonds and commercial mortgage-backed securities (CMBS), while concerns about rising valuations held back the performance of real estate common stocks. Overall, however, real estate stocks were a bright spot during the past year, as evidenced by the 22.86% return for the Dow Jones Wilshire Real Estate Securities IndexSM (full-cap), though the index's gains were mostly achieved during the first half of the period. Comparatively, the Standard & Poor's 500SM Index, a popular benchmark of the broader equity market, climbed 13.17%, despite having a negative return during the past six months. Elsewhere, the Merrill Lynch® U.S. High Yield Master II Index, a proxy for the high-yield corporate bond market, was up 13.19%, while the Merrill Lynch Real Estate Corporate Bond Index advanced 6.25%.

Against this backdrop, Fidelity Real Estate Income Fund returned 11.31%, outperforming the 6.77% return for the Fidelity Real Estate Income Composite Index - a 50/50 blend of the Morgan Stanley® REIT Preferred Index and the Merrill Lynch Real Estate Corporate Bond Index. Good security selection helped the fund's holdings in both real estate investment trust (REIT) preferred stocks and real estate bonds handily outperform their respective components of the composite benchmark. The fund's return trailed the 21.60% advance of the LipperSM Real Estate Funds Average, principally because the majority of the fund's peers owned primarily common stocks. However, the fund's collective holdings in each of five security types - REIT common stocks, REIT preferred stocks, REIT bonds, CMBS and real estate company bonds - produced a double-digit return. Specifically, a J.P. Morgan-issued CMBS performed well because the credit fundamentals of the security turned out to be better than the market expected. Elsewhere, the common stock of Acadia Realty, a strip mall REIT, performed well due to the company's strong earnings growth. On the downside, a common stock position in Apartment Investment & Management was hurt by disappointing earnings. Further, certain Healthcare Realty Trust bonds suffered from an uptick in interest rates.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 to July 31, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2004	Ending Account Value July 31, 2004	Expenses Paid During Period* February 1, 2004 to July 31, 2004
Actual	$ 1,000.00	$ 1,017.00	$ 4.21
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.77	$ 4.23

*Expenses are equal to the Fund's annualized expense ratio of .84%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Five Stocks as of July 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
LaSalle Hotel Properties Series A, 10.25%	1.2	0.1
Apartment Investment & Management Co. Series T, 8.00%	1.2	1.3
Affordable Residential Communities, Inc. Series A, 8.25%	1.1	0.0
RAIT Investment Trust Series A, 7.75%	1.1	0.0
Annaly Mortgage Management, Inc. Series A, 7.875%	1.1	0.0
	5.7
Top Five Bonds as of July 31, 2004
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
J.P. Morgan Commercial Mortgage Finance Corp. Series 1997-C5 Class F, 7.5605% 9/15/29	1.3	1.6
Wyndham International, Inc. term loan 6.125% 6/30/06	0.8	0.5
Mezz Capital Commercial Mortgage Trust Series 2004-C1 Class IO, 7.6531% 1/15/18	0.8	0.0
Healthcare Realty Trust, Inc. 8.125% 5/1/11	0.8	0.8
Mariner Health Care, Inc. 8.25% 12/15/13	0.7	0.7
	4.4
Asset Allocation (% of fund's net assets)
As of July 31, 2004*		As of January 31, 2004**
	Stocks 45.7%		Stocks 40.6%
	Bonds 43.5%		Bonds 44.4%
	Convertible Securities 1.6%		Convertible Securities 3.9%
	Other Investments 2.3%		Other Investments 1.3%
	Short-Term Investments and Net Other Assets 6.9%		Short-Term Investments and Net Other Assets 9.8%
* Foreign investments	1.4%	** Foreign investments	1.4%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments July 31, 2004

Showing Percentage of Net Assets

Common Stocks - 11.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
KB Home	7,000	$ 448,350
FINANCIALS - 10.9%
Real Estate - 10.9%
Acadia Realty Trust (SBI)	172,300	2,441,491
AMB Property Corp. (SBI)	16,100	565,754
Apartment Investment & Management Co. Class A	42,600	1,361,922
Arbor Realty Trust, Inc.	34,700	659,300
Arden Realty, Inc.	13,900	422,560
AvalonBay Communities, Inc.	11,600	675,120
BNP Residential Properties, Inc.	80,000	1,062,400
Boston Properties, Inc.	20,100	1,063,290
Catellus Development Corp.	20,000	500,000
CBL & Associates Properties, Inc.	11,200	617,120
Commercial Net Lease Realty, Inc.	28,100	477,700
Cornerstone Realty Income Trust, Inc.	165,000	1,447,050
Duke Realty Corp.	18,000	553,680
Equity Residential (SBI)	40,300	1,190,865
Federal Realty Investment Trust (SBI)	53,600	2,261,920
First Potomac Realty Trust	33,300	659,340
General Growth Properties, Inc.	58,900	1,771,712
Health Care Property Investors, Inc.	24,900	621,504
Health Care REIT, Inc.	64,000	2,065,280
Healthcare Realty Trust, Inc.	47,000	1,697,640
Hersha Hospitality Trust	155,200	1,536,480
Home Properties of New York, Inc.	12,200	458,720
Inland Real Estate Corp.	185,000	2,417,950
Kilroy Realty Corp.	11,000	389,400
Kimco Realty Corp.	11,200	538,720
Lexington Corporate Properties Trust	78,600	1,537,416
LTC Properties, Inc.	37,600	644,464
Manufactured Home Communities, Inc.	50,600	1,603,514
MFA Mortgage Investments, Inc.	109,300	886,423
Omega Healthcare Investors, Inc.	146,500	1,428,375
Origen Financial, Inc. (d)	100,000	775,000
Origen Financial, Inc.	9,100	70,525
Prentiss Properties Trust (SBI)	11,500	393,990
Realty Income Corp.	19,100	773,932
Redwood Trust, Inc.	14,000	794,780
Regency Centers Corp.	26,800	1,139,000
Simon Property Group, Inc.	53,004	2,735,536
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Spirit Financial Corp. (d)	200,000	$ 2,000,000
Ventas, Inc.	27,900	712,008
Vornado Realty Trust	31,800	1,847,262
W.P. Carey & Co. LLC	38,500	1,189,650
		45,988,793
TOTAL COMMON STOCKS (Cost $42,116,544)		46,437,143
Preferred Stocks - 36.3%

Convertible Preferred Stocks - 1.6%
FINANCIALS - 1.6%
Real Estate - 1.6%
Crescent Real Estate Equities Co. Series A, 6.75%	17,700	360,549
Equity Office Properties Trust Series B, 5.25%	71,000	3,553,550
Glenborough Realty Trust, Inc. Series A, 7.75%	63,600	1,557,564
Reckson Associates Realty Corp. Series A, 7.625%	50,600	1,333,310
		6,804,973
Nonconvertible Preferred Stocks - 34.7%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Hilton Hotels Corp. 8.00%	4,800	123,648
FINANCIALS - 34.6%
Diversified Financial Services - 0.8%
Westcoast Hospitality Capital Trust 9.50%	135,000	3,381,750
Real Estate - 33.8%
Affordable Residential Communties, Inc. Series A, 8.25%	190,500	4,857,750
Alexandria Real Estate Equities, Inc.:
Series B, 9.10%	21,200	569,220
Series C, 8.375%	25,000	625,000
American Home Mortgage Investment Corp. Series A, 9.375%	120,000	3,132,000
American Real Estate Partners LP 5.00% pay-in-kind (a)	992	8,144
Annaly Mortgage Management, Inc. Series A, 7.875%	190,000	4,531,500
Anthracite Capital, Inc. Series C, 9.375%	36,000	945,000
Apartment Investment & Management Co.:
Series D, 8.75%	16,335	412,949
Series G, 9.375%	66,600	1,741,590
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate - continued
Apartment Investment & Management Co.: - continued
Series Q, 10.10%	90,490	$ 2,404,319
Series R, 10.00%	71,800	1,928,548
Series T, 8.00%	204,400	4,991,448
Series U, 7.75%	98,812	2,302,320
Bedford Property Investors, Inc.:
Series A, 8.75% (d)	69,000	3,534,870
Series B, 7.625%	84,000	2,011,800
Brandywine Realty Trust Series C, 7.50%	67,500	1,657,125
Capital Automotive 6.75%	145,000	3,356,750
CBL & Associates Properties, Inc.:
(depositary shares) Series C, 7.75%	50,500	1,293,305
Series B, 8.75%	35,000	1,874,250
Cedar Shopping Centers, Inc. 8.875% (a)	80,000	1,990,000
Chelsea Property Group, Inc. Series A, 8.375%	17,100	1,126,890
Commercial Net Lease Realty, Inc. Series A, 9.00%	19,200	513,600
Corporate Office Properties Trust Series H, 7.50%	29,000	707,600
Cousins Properties, Inc. Series A, 7.75%	135,600	3,512,040
Crescent Real Estate Equities Co. Series B, 9.50%	18,700	480,590
CRT Properties, Inc. Series A, 8.50%	25,000	640,750
Developers Diversified Realty Corp. (depositary shares):
Class F, 8.60%	7,200	192,240
Class G, 8.00%	42,800	1,114,940
Duke Realty Corp. (depositary shares) Series B, 7.99%	63,700	3,434,704
Eastgroup Properties, Inc. Series D, 7.95%	104,000	2,723,760
Equity Inns, Inc. Series B, 8.75%	60,000	1,569,000
Federal Realty Investment Trust Series B, 8.50%	11,600	304,848
Glimcher Realty Trust:
Series F, 8.75%	62,000	1,612,620
Series G, 8.125%	150,000	3,697,500
Health Care REIT, Inc. Series D, 7.875%	39,000	992,550
Highwoods Properties, Inc.:
(depositary shares) Series D, 8.00%	36,300	887,535
Series A, 8.625%	214	211,860
Series B, 8.00%	37,500	924,375
Home Properties of New York, Inc. Series F, 9.00%	2,600	73,190
Host Marriott Corp.:
Class B, 10.00%	22,300	578,908
Class C, 10.00%	41,500	1,108,050
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate - continued
Host Marriott Corp.: - continued
Series E, 8.875%	40,000	$ 1,060,000
HRPT Properties Trust:
Series A, 9.875%	11,500	306,130
Series B, 8.75%	29,700	789,129
Innkeepers USA Trust Series C, 8.00%	91,500	2,269,200
iStar Financial, Inc.:
Series D, 8.00%	10,600	266,590
Series E, 7.875%	74,800	1,858,780
Series F, 7.80%	17,000	425,000
Keystone Property Trust:
Series D, 9.125%	20,100	510,540
Series E, 7.375%	49,100	1,232,410
Kilroy Realty Corp. Series E, 7.80%	86,600	2,165,000
Kramont Realty Trust Series E, 8.25%	140,000	3,542,000
La Quinta Properties, Inc. (depositary shares) Series A, 9.00%	10,000	254,000
LaSalle Hotel Properties:
Series A, 10.25%	192,400	5,181,332
Series B, 8.375%	19,400	490,820
Lexington Corporate Properties Trust Series B, 8.05%	124,500	3,148,605
LTC Properties, Inc. Series F, 8.00%	80,000	1,937,600
MFA Mortgage Investments, Inc. Series A, 8.50%	150,000	3,772,500
Mid-America Apartment Communities, Inc. Series H, 8.30%	127,800	3,246,120
Nationwide Health Properties, Inc. 7.677%	27,939	2,849,778
New Plan Excel Realty Trust (depositary shares) Series D, 7.80%	22,231	1,156,012
Newcastle Investment Corp. Series B, 9.75%	143,700	3,851,160
Novastar Financial, Inc. Series C, 8.90%	58,200	1,460,820
Omega Healthcare Investors, Inc.:
Series B, 8.625%	32,000	800,000
Series D, 8.375%	160,800	4,034,472
Parkway Properties, Inc. Series D, 8.00%	165,000	4,240,500
Post Properties, Inc. Series A, 8.50%	4,000	219,560
Prime Group Realty Trust Series B, 9.00%	37,500	913,125
ProLogis Series C, 8.54%	6,478	349,812
PS Business Parks, Inc.:
(depositary shares) Series F, 8.75%	21,500	567,600
Series D, 9.50%	28,100	751,675
RAIT Investment Trust Series A, 7.75%	200,000	4,810,000
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate - continued
Realty Income Corp. 8.25%	72,300	$ 2,017,170
Saul Centers, Inc. 8.00%	160,600	4,175,600
Simon Property Group, Inc. Series G, 7.89%	26,900	1,418,706
Taubman Centers, Inc. Series A, 8.30%	66,500	1,682,450
The Mills Corp.:
Series B, 9.00%	25,000	658,750
Series C, 9.00%	63,100	1,657,006
Series E, 8.75%	38,100	999,744
United Dominion Realty Trust, Inc. Series B, 8.60%	12,500	335,875
Winston Hotels, Inc. Series B, 8.00%	39,600	955,944
		142,936,953
TOTAL FINANCIALS		146,318,703
TOTAL NONCONVERTIBLE PREFERRED STOCKS		146,442,351
TOTAL PREFERRED STOCKS (Cost $151,978,872)		153,247,324
Nonconvertible Bonds - 22.1%
	Principal Amount
CONSUMER DISCRETIONARY - 2.6%
Hotels, Restaurants & Leisure - 1.4%
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	$ 1,500,000	1,511,250
Felcor Lodging LP 9% 6/1/11 (f)	1,000,000	1,065,000
Hilton Hotels Corp. 7.625% 5/15/08	1,680,000	1,827,000
HMH Properties, Inc. 7.875% 8/1/08	427,000	439,810
Host Marriott LP 7.125% 11/1/13	1,000,000	993,750
		5,836,810
Household Durables - 1.2%
D.R. Horton, Inc. 9.375% 3/15/11	300,000	335,250
K. Hovnanian Enterprises, Inc. 7.75% 5/15/13	800,000	816,000
Ryland Group, Inc. 9.125% 6/15/11	300,000	332,625
Standard Pacific Corp. 9.25% 4/15/12	1,600,000	1,760,000
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
WCI Communities, Inc.:
7.875% 10/1/13	$ 370,000	$ 373,700
9.125% 5/1/12	1,500,000	1,612,500
		5,230,075
TOTAL CONSUMER DISCRETIONARY		11,066,885
FINANCIALS - 17.5%
Diversified Financial Services - 1.5%
American Tower Escrow Corp. 0% 8/1/08 (c)	2,000,000	1,485,000
John Q. Hammons Hotels LP/John Q. Hammons Hotels Corp. III 8.875% 5/15/12	2,080,000	2,295,800
Reckson Operating Partnership LP 7.75% 3/15/09	2,100,000	2,323,354
		6,104,154
Real Estate - 16.0%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20	1,513,167	1,516,950
American Real Estate Partners/American Real Estate Finance Corp. 8.125% 6/1/12 (d)	1,000,000	1,025,000
Archstone-Smith Trust 5% 8/15/07	200,000	206,243
Arden Realty LP:
7% 11/15/07	1,000,000	1,097,665
8.5% 11/15/10	1,000,000	1,179,179
8.875% 3/1/05	500,000	517,705
CarrAmerica Realty Corp. 5.25% 11/30/07	600,000	630,172
CB Richard Ellis Services, Inc. 9.75% 5/15/10	1,432,000	1,575,200
Colonial Properties Trust 7% 7/14/07	1,000,000	1,088,695
Commercial Net Lease Realty, Inc. 6.25% 6/15/14	500,000	506,520
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09	1,500,000	1,567,500
Developers Diversified Realty Corp.:
4.625% 8/1/10	335,000	326,672
6.625% 1/15/08	400,000	428,339
7.5% 7/15/18	200,000	219,959
Duke Realty LP 5.25% 1/15/10	200,000	207,244
First Industrial LP:
5.25% 6/15/09	1,000,000	1,013,991
7.375% 3/15/11	2,100,000	2,331,414
Gables Realty LP:
5.75% 7/15/07	1,100,000	1,154,934
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Gables Realty LP: - continued
7.25% 2/15/06	$ 500,000	$ 529,059
Health Care REIT, Inc.:
6% 11/15/13	2,000,000	1,989,704
7.5% 8/15/07	1,500,000	1,654,496
8% 9/12/12	1,450,000	1,641,342
Healthcare Realty Trust, Inc.:
5.125% 4/1/14	1,000,000	941,122
8.125% 5/1/11	2,790,000	3,202,981
Highwoods/Forsyth LP:
7% 12/1/06	500,000	528,359
7.125% 2/1/08	950,000	1,006,208
7.5% 4/15/18	1,250,000	1,289,546
Hospitality Properties Trust 6.75% 2/15/13	1,610,000	1,687,059
HRPT Properties Trust 6.5% 1/15/13	200,000	208,083
iStar Financial, Inc.:
5.125% 4/1/11 (d)	1,000,000	955,950
6.5% 12/15/13	1,000,000	995,000
7% 3/15/08	1,800,000	1,894,500
LNR Property Corp.:
7.25% 10/15/13	1,500,000	1,485,000
7.625% 7/15/13	1,000,000	990,000
Mack-Cali Realty LP 7.25% 3/15/09	100,000	110,859
MeriStar Hospitality Corp. 9% 1/15/08	3,000,000	3,105,000
Nationwide Health Properties, Inc. 8.25% 7/1/12	1,300,000	1,418,273
Omega Healthcare Investors, Inc. 7% 4/1/14 (d)	1,970,000	1,846,875
Post Apartment Homes LP:
6.85% 3/16/15 (f)	2,085,000	2,125,553
7.7% 12/20/10	1,500,000	1,703,684
Price Development Co. LP 7.29% 3/11/08	2,200,000	2,306,260
ProLogis 7.1% 4/15/08	775,000	849,209
Security Capital Industrial Trust 7.95% 5/15/08	130,000	142,056
Senior Housing Properties Trust:
7.875% 4/15/15	585,000	609,863
8.625% 1/15/12	1,500,000	1,638,750
Shurgard Storage Centers, Inc. 5.875% 3/15/13	2,000,000	1,992,182
Simon Property Group LP 5.375% 8/28/08	550,000	572,934
Summit Properties Partnership LP 6.95% 8/15/04	300,000	300,395
Tanger Properties LP:
7.875% 10/24/04	1,500,000	1,515,000
Nonconvertible Bonds - continued
	Principal Amount	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Tanger Properties LP: - continued
9.125% 2/15/08	$ 300,000	$ 336,750
The Rouse Co. 7.2% 9/15/12	2,220,000	2,465,992
Thornburg Mortgage, Inc. 8% 5/15/13 (d)	3,000,000	3,060,000
Ventas Realty LP/Ventas Capital Corp.:
8.75% 5/1/09	800,000	868,000
9% 5/1/12	1,961,000	2,176,710
Vornado Realty Trust 5.625% 6/15/07	900,000	941,827
		67,677,963
TOTAL FINANCIALS		73,782,117
HEALTH CARE - 1.4%
Health Care Providers & Services - 1.4%
Beverly Enterprises, Inc. 7.875% 6/15/14 (d)	1,030,000	1,037,725
Genesis HealthCare Corp. 8% 10/15/13	1,580,000	1,659,000
Mariner Health Care, Inc. 8.25% 12/15/13 (d)	2,950,000	3,149,125
		5,845,850
TELECOMMUNICATION SERVICES - 0.6%
Wireless Telecommunication Services - 0.6%
Crown Castle International Corp.:
7.5% 12/1/13	500,000	498,750
9.375% 8/1/11	2,000,000	2,255,000
		2,753,750
TOTAL NONCONVERTIBLE BONDS (Cost $91,314,299)		93,448,602
Asset-Backed Securities - 4.1%
ABSC NIMS Trust:
Series 2003-HE4 Class A, 7% 8/17/33 (d)	1,142,481	1,148,193
Series 2003-HE5 Class A, 7% 8/17/33 (d)	677,793	681,182
Series 2003-HE7 Class A, 7% 12/15/33 (d)	1,024,904	1,030,028
Series 2004-HE1 Class A, 7% 1/17/34	2,648,736	2,661,980
Cayman ABSC NIMS Trust Series 2004-HE2 Class A1, 6.75% 4/25/34 (d)	1,506,619	1,512,645
Conseco Finance Securitizations Corp. Series 2000-4 Class A4, 7.73% 4/1/31	1,472,763	1,422,542
Asset-Backed Securities - continued
	Principal Amount	Value (Note 1)
Crest Dartmouth Street 2003 1 Ltd./Crest Dartmouth Street 2003 1 Corp. Series 2003-1A Class D, 9% 6/28/38 (d)	$ 850,000	$ 864,377
Fremont NIMS Trust Series 2003-B Class NOTE, 5.65% 11/25/33 (d)	451,389	450,260
Green Tree Financial Corp. Series 1996-4 Class M1, 7.75% 6/15/27	1,788,179	1,484,022
GS Mortgage Securities Corp. 5.5% 11/25/32 (d)	433,365	432,715
Home Equity Asset Trust Series 2003-6 Class NIMS 22, 6.5% 3/27/34 (d)	1,597,078	1,601,071
Home Equity Asset Trust NIMS Trust:
Series 2003-2N Class A, 8% 9/27/33 (d)	29,571	29,718
Series 2003-3N Class A, 8% 9/27/33 (d)	68,135	68,646
OMI Trust:
Series 2000 A Class A2, 7.765% 5/15/17	1,174,351	1,011,905
Series 2002-B Class A4, 7.09% 6/15/32	2,000,000	1,743,623
Park Place NIMS Trust Series 2004-WCWI, 5.65% 9/25/34 (e)	1,265,000	1,264,654
TOTAL ASSET-BACKED SECURITIES (Cost $17,588,387)		17,407,561
Collateralized Mortgage Obligations - 2.4%

Private Sponsor - 2.2%
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (d)	232,103	202,655
Series 2002-R2 Class 2B3, 4.5958% 7/25/33 (d)(f)	283,511	178,612
Series 2003-40 Class B3, 4.5% 10/25/18	288,214	241,019
Series 2003-R2 Class B3, 5.5% 5/25/43 (d)	602,279	434,205
Series 2003-R3:
Class B2, 5.5% 11/25/33	1,912,634	1,598,842
Class B3, 5.5% 11/25/33	572,704	412,884
CS First Boston Mortgage Securities Corp. Series 2003-TFLA Class F, 1.9433% 4/15/13 (d)(f)	2,000,000	2,015,151
Residential Asset Mortgage Products, Inc. Series 2002-RM1 Class Bl1, 5.5% 12/25/17 (d)	194,923	169,888
Residential Finance LP/Residential Finance Development Corp. floater:
Series 2002-A Class B10, 17.5631% 10/10/34 (f)	562,894	579,780
Series 2003-B Class B9, 13.3131% 7/10/35 (d)(f)	983,136	1,028,842
Residential Funding Mortgage Securities I, Inc. Series 2002-S20 Class M3, 5.25% 12/25/17	93,178	87,995
Collateralized Mortgage Obligations - continued
	Principal Amount	Value (Note 1)
Private Sponsor - continued
Resix Finance Ltd. floater:
Series 2003-D Class B8, 7.8631% 12/10/35 (d)(f)	$ 742,871	$ 777,906
Series 2004-A Class B7, 5.8131% 2/10/36 (d)(f)	696,843	696,840
Series 2004-B Class B7, 5.3631% 2/10/36 (d)(f)	838,076	838,076
TOTAL PRIVATE SPONSOR			9,262,695
U.S. Government Agency - 0.2%
Fannie Mae:
Series 2003-W1 Class B3, 5.75% 12/25/42	342,192	253,971
Series 2003-W4 Class 2B3, 4.6469% 10/25/42 (d)(f)	86,626	54,169
Fannie Mae guaranteed REMIC pass thru certificates Series 2003-W10 Class 2B3, 4.5029% 6/25/43 (f)	202,203	123,533
Fannie Mae REMIC pass thru certificates:
Series 2001-W3 Class B3, 7% 9/25/41	303,165	248,879
Series 2002-W1 Class 3B3, 4.5789% 2/25/42 (d)(f)	177,031	118,085
TOTAL U.S. GOVERNMENT AGENCY		798,637
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $9,972,394)		10,061,332
Commercial Mortgage Securities - 14.0%

Asset Securitization Corp. Series 1997-D4:
Class B1, 7.525% 4/14/29	2,500,000	2,739,914
Class B2, 7.525% 4/14/29	515,000	401,724
Banc of America Commercial Mortgage, Inc.:
Series 2002-PB2 Class XC, 0.4445% 6/11/35 (d)(f)(g)	77,273,459	1,918,375
Series 2003-2:
Class BWD, 6.947% 10/11/37 (d)	434,000	414,459
Class BWE, 7.226% 10/11/37 (d)	588,000	561,505
Class BWF, 7.55% 10/11/37 (d)	519,000	495,560
Class BWG, 8.155% 10/11/37 (d)	503,000	476,154
Class BWH, 9.073% 10/11/37 (d)	264,000	254,825
Class BWJ, 9.99% 10/11/37 (d)	434,000	418,627
Class BWK, 10.676% 10/11/37 (d)	341,000	327,915
Class BWL, 10.1596% 10/11/37 (d)	575,000	509,457
Columbia Center Trust floater Series 2000-CCT Class E, 2.88% 12/15/09 (d)(f)	800,000	793,739
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
COMM floater Series 2000-FL2A Class F, 2.47% 4/15/11 (d)(f)	$ 1,500,000	$ 1,485,000
Commercial Mortgage Asset Trust Series 1999-C1 Class X, 1.146% 1/17/32 (d)(f)(g)	17,415,005	925,150
Commercial Mortgage pass thru certificates Series 2000-C1 Class G, 6.85% 8/15/33 (d)	2,800,000	2,690,267
CS First Boston Mortgage Securities Corp.:
Series 1998-C2 Class F, 6.75% 11/11/30 (d)	2,000,000	1,809,354
Series 2003-TFLA Class AX, 0.5495% 4/15/13 (d)(f)(g)	21,595,000	129,570
Series 2004-TFLA Class AX, 1.7495% 2/15/14 (d)(f)(g)	68,960,638	1,861,937
DLJ Commercial Mortgage Corp. Series 1998 CF2 Class B3, 6.04% 11/12/31	2,000,000	1,924,376
EQI Financing Partnership I LP Series 1997-1 Class C, 7.58% 2/20/17 (d)	2,500,000	2,570,791
First Chicago/Lennar Trust I:
Series 1997-CHL1 Class E, 7.9024% 4/29/39 (d)(f)	1,999,096	1,867,280
weighted average coupon Series 1997-CHL1 Class D, 7.9024% 4/29/39 (d)(f)	1,749,193	1,846,492
Global Signal Trust Series 2004-1:
Class F, 8.08% 1/15/34 (d)(f)	2,860,000	2,740,883
Class G, 10% 1/15/34 (d)(f)	2,640,000	2,534,855
Greenwich Capital Commercial Funding Corp. floater Series 2003-FL1 Class MCH, 4.61% 7/5/18 (d)(f)	1,197,161	1,197,161
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2001-A:
Class G, 6% 10/15/32 (d)(f)	2,895,000	1,650,150
Class X, 1.9808% 10/15/32 (d)(f)(g)	22,606,347	1,169,173
J.P. Morgan Commercial Mortgage Finance Corp.:
Series 1997-C5 Class F, 7.5605% 9/15/29	5,885,000	5,465,767
Series 1999-C7 Class F, 6% 10/15/35 (d)	350,000	328,622
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2003-C4A Class F, 3.6131% 7/11/15 (d)(f)	206,217	207,248
LTC Commercial Mortgage pass thru certificates Series 1998-1 Class D, 6.96% 5/28/30 (d)	2,250,000	2,250,000
Meristar Commercial Mortgage Trust Series 1999-C1 Class X, 0.2154% 3/3/16 (d)(g)	36,650,000	327,431
Mezz Capital Commercial Mortgage Trust Series 2004-C1:
Class D, 6.988% 9/15/13	750,000	712,178
Commercial Mortgage Securities - continued
	Principal Amount	Value (Note 1)
Mezz Capital Commercial Mortgage Trust Series 2004-C1: - continued
Class E, 7.983% 10/15/13	$ 1,453,000	$ 1,381,315
Class IO, 7.6531% 1/15/18 (g)	7,199,643	3,339,215
Morgan Stanley Capital I, Inc.:
Series 1997-C1 Class F, 6.85% 2/15/20 (d)	500,000	526,289
Series 1997-HF1 Class G, 6.86% 7/15/29 (d)	555,000	561,057
Series 1998-HF1 Class F, 7.18% 3/15/30 (d)	1,500,000	1,540,820
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.487% 11/18/31 (d)(f)	350,000	342,590
Nationslink Funding Corp. Series 1998-2 Class F, 7.105% 8/20/30 (d)	2,075,000	2,001,127
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30 (d)	2,800,000	2,716,951
Office Portfolio Trust Series 2001-HRPA Class G, 6.778% 2/3/16 (d)	820,000	873,496
Trizechahn Office Properties Trust Series 2001-TZHA Class E4, 7.604% 5/15/16 (d)	790,000	893,285
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $58,076,310)		59,182,084
Floating Rate Loans - 2.2%

CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.8%
Wyndham International, Inc. term loan 6.125% 6/30/06 (f)	3,456,231	3,421,668
FINANCIALS - 1.2%
Diversified Financial Services - 0.5%
American Tower LP Tranche B term loan 3.7% 8/31/11 (f)	1,000,000	1,012,500
Landsource Communication Development LLC Tranche B term loan 4% 3/31/10 (f)	1,200,000	1,215,000
		2,227,500
Real Estate - 0.7%
Crescent Real Estate Funding XII LP term loan 3.6289% 1/12/06 (f)	2,465,834	2,481,245
Newkirk Master LP term loan 6.2212% 11/24/06 (f)	212,262	215,446
		2,696,691
TOTAL FINANCIALS		4,924,191
Floating Rate Loans - continued
	Principal Amount	Value (Note 1)
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Beverly Enterprises, Inc. term loan 4.258% 10/22/08 (f)	$ 198,500	$ 200,981
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SpectraSite Communications, Inc. term loan 3.93% 12/31/07 (f)	621,192	628,957
TOTAL FLOATING RATE LOANS (Cost $9,045,398)		9,175,797
Preferred Securities - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 18.5% 6/28/38 (d)(f) (Cost $590,000)	590,000	609,636
Fixed-Income Funds - 1.2%
	Shares
Fidelity Ultra-Short Central Fund (b) (Cost $5,000,007)	50,216	4,999,505
Money Market Funds - 5.8%

Fidelity Cash Central Fund, 1.33% (b) (Cost $24,539,066)	24,539,066	24,539,066
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $410,221,277)		419,108,050
NET OTHER ASSETS - 0.8%		3,443,265
NET ASSETS - 100%		$ 422,551,315
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $75,545,040 or 17.9% of net assets.

(e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
Other Information
The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	0.4%
AAA,AA,A	3.2%
BBB	13.7%
BB	14.3%
B	9.9%
CCC,CC,C	0.0%
Not Rated	4.3%
Equities	47.3%
Short-Term Investments and Net Other Assets	6.9%
100.0%
We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.
Income Tax Information
The fund hereby designates approximately $691,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2004

Assets
Investment in securities, at value (cost $410,221,277) - See accompanying schedule		$ 419,108,050
Cash		116,689
Receivable for investments sold		713,755
Receivable for fund shares sold		2,040,629
Dividends receivable		787,195
Interest receivable		2,374,504
Prepaid expenses		441
Other affiliated receivables		3,199
Other receivables		10,193
Total assets		425,154,655

Liabilities
Payable for investments purchased Regular delivery	$ 547,762
Delayed delivery	1,264,654
Payable for fund shares redeemed	452,742
Accrued management fee	201,691
Other affiliated payables	81,972
Other payables and accrued expenses	54,519
Total liabilities		2,603,340

Net Assets		$ 422,551,315
Net Assets consist of:
Paid in capital		$ 399,850,198
Undistributed net investment income		4,720,379
Accumulated undistributed net realized gain (loss) on investments		9,093,965
Net unrealized appreciation (depreciation) on investments		8,886,773
Net Assets, for 36,786,741 shares outstanding		$ 422,551,315
Net Asset Value, offering price and redemption price per share ($422,551,315 ÷ 36,786,741 shares)		$ 11.49

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2004

Investment Income
Dividends		$ 10,279,878
Interest		12,728,332
Total income		23,008,210

Expenses
Management fee	$ 2,175,495
Transfer agent fees	735,581
Accounting fees and expenses	140,604
Non-interested trustees' compensation	1,694
Custodian fees and expenses	15,300
Registration fees	89,258
Audit	44,920
Legal	1,217
Miscellaneous	20,202
Total expenses before reductions	3,224,271
Expense reductions	(28,338)	3,195,933
Net investment income (loss)		19,812,277
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		10,307,573
Change in net unrealized appreciation (depreciation) on investment securities		3,123,862
Net gain (loss)		13,431,435
Net increase (decrease) in net assets resulting from operations		$ 33,243,712

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2004	For the period February 4, 2003 (commencement of operations) to July 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 19,812,277	$ 2,856,929
Net realized gain (loss)	10,307,573	903,571
Change in net unrealized appreciation (depreciation)	3,123,862	5,762,911
Net increase (decrease) in net assets resulting from operations	33,243,712	9,523,411
Distributions to shareholders from net investment income	(17,564,086)	(739,035)
Distributions to shareholders from net realized gain	(1,945,418)	-
Total distributions	(19,509,504)	(739,035)
Share transactions Net proceeds from sales of shares	411,886,173	228,397,082
Reinvestment of distributions	16,882,212	660,162
Cost of shares redeemed	(248,916,115)	(9,331,894)
Net increase (decrease) in net assets resulting from share transactions	179,852,270	219,725,350
Redemption fees	420,153	34,958
Total increase (decrease) in net assets	194,006,631	228,544,684

Net Assets
Beginning of period	228,544,684	-
End of period (including undistributed net investment income of $4,720,379 and undistributed net investment income of $2,117,828, respectively)	$ 422,551,315	$ 228,544,684
Other Information Shares
Sold	36,337,200	21,747,045
Issued in reinvestment of distributions	1,514,555	62,753
Redeemed	(22,005,866)	(868,946)
Net increase (decrease)	15,845,889	20,940,852

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2004	2003E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.91	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.59	.27
Net realized and unrealized gain (loss)	.60	.71
Total from investment operations	1.19	.98
Distributions from net investment income	(.55)	(.07)
Distributions from net realized gain	(.07)	-
Total distributions	(.62)	(.07)
Redemption fees added to paid in capitalD	.01	-G
Net asset value, end of period	$ 11.49	$ 10.91
Total ReturnB,C	11.31%	9.83%
Ratios to Average Net AssetsF
Expenses before expense reductions	.85%	.97%A
Expenses net of voluntary waivers, if any	.85%	.97%A
Expenses net of all reductions	.85%	.94%A
Net investment income (loss)	5.25%	5.10%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 422,551	$ 228,545
Portfolio turnover rate	61%	41%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period February 4, 2003 (commencement of operations) to July 31, 2003.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2004

1. Significant Accounting Policies.

Fidelity Real Estate Income Fund (the fund) is a fund of Fidelity Securities Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, partnerships, non-taxable dividends and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 14,082,495	|
Unrealized depreciation	(4,945,144)
Net unrealized appreciation (depreciation)	9,137,351
Undistributed ordinary income	6,586,620
Undistributed long-term capital gain	4,217,561

Cost for federal income tax purposes	$ 409,970,699

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2004	July 31, 2003
Ordinary Income	$ 19,200,804	$ 739,035
Long-Term Capital Gain	308,700	-
Total	$ 19,509,504	$ 739,035

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $384,790,732 and $210,361,829, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Accounting Fees. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $240,800 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $24,178 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $24,282 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $4,056.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the portfolio of investments, as of July 31, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from February 4, 2003 (commencement of operations) to July 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year in the period then ended and for the period from February 4, 2003 (commencement of operations) to July 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 295 funds advised by FMR or an affiliate. Mr. McCoy oversees 297 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1984

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Real Estate Income (2003). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is also a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks and Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Securities Fund. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Securities Fund. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co- Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Philip L. Bullen (44)

Year of Election or Appointment: 2003

Vice President of Real Estate Income. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Mark P. Snyderman (47)

Year of Election or Appointment: 2003

Vice President of Real Estate Income. Prior to assuming his current responsibilities, Mr. Snyderman served as an investment officer for commercial mortgage-backed securities in Fidelity's real estate group and as a portfolio manager of real estate stock and real estate bond mutual funds and institutional accounts.

Eric D. Roiter (55)

Year of Election or Appointment: 2003

Secretary of Real Estate Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Real Estate Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Real Estate Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2003

Chief Financial Officer of Real Estate Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Real Estate Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Real Estate Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Real Estate Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (57)
Year of Election or Appointment: 2003 Assistant Treasurer of Real Estate Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2003

Assistant Treasurer of Real Estate Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Real Estate Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2003 Assistant Treasurer of Real Estate Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (34)

Year of Election or Appointment: 2004

Assistant Treasurer of Real Estate Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2003

Assistant Treasurer of Real Estate Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Real Estate Income Fund voted to pay on September 7, 2004, to shareholders of record at the opening of business on September 3, 2004, a distribution of $.16 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.15 per share from net investment income.

A total of 0.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 16, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	31,883,774,629.45	74.417
Against	8,183,381,781.77	19.100
Abstain	1,638,852,719.00	3.825
Broker Non-Votes	1,138,987,331.08	2.658
TOTAL	42,844,996,461.30	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	40,460,518,026.37	94.435
Withheld	2,384,478,434.93	5.565
TOTAL	42,844,996,461.30	100.000
Ralph F. Cox
Affirmative	40,352,191,948.09	94.182
Withheld	2,492,804,513.21	5.818
TOTAL	42,844,996,461.30	100.000
Laura B. Cronin
Affirmative	40,424,410,070.14	94.350
Withheld	2,420,586,391.16	5.650
TOTAL	42,844,996,461.30	100.000
Robert M. Gates
Affirmative	40,432,546,388.62	94.369
Withheld	2,412,450,072.68	5.631
TOTAL	42,844,996,461.30	100.000
George H. Heilmeier
Affirmative	40,445,405,455.55	94.399
Withheld	2,399,591,005.75	5.601
TOTAL	42,844,996,461.30	100.000
Abigail P. Johnson
Affirmative	40,331,726,176.04	94.134
Withheld	2,513,270,285.26	5.866
TOTAL	42,844,996,461.30	100.000
Edward C. Johnson 3d
Affirmative	40,301,779,769.00	94.064
Withheld	2,543,216,692.30	5.936
TOTAL	42,844,996,461.30	100.000
Donald J. Kirk
Affirmative	40,378,377,883.82	94.243
Withheld	2,466,618,577.48	5.757
TOTAL	42,844,996,461.30	100.000
Marie L. Knowles
Affirmative	40,472,201,003.05	94.462
Withheld	2,372,795,458.25	5.538
TOTAL	42,844,996,461.30	100.000
Ned C. Lautenbach
Affirmative	40,485,953,391.65	94.494
Withheld	2,359,043,069.65	5.506
TOTAL	42,844,996,461.30	100.000
Marvin L. Mann
Affirmative	40,392,875,977.31	94.277
Withheld	2,452,120,483.99	5.723
TOTAL	42,844,996,461.30	100.000
William O. McCoy
Affirmative	40,409,897,384.16	94.316
Withheld	2,435,099,077.14	5.684
TOTAL	42,844,996,461.30	100.000
Robert L. Reynolds
Affirmative	40,470,266,358.65	94.457
Withheld	2,374,730,102.65	5.543
TOTAL	42,844,996,461.30	100.000
William S. Stavropoulos
Affirmative	40,442,710,981.11	94.393
Withheld	2,402,285,480.19	5.607
TOTAL	42,844,996,461.30	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisers

Fidelity International Investment
Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

Fidelity's Real Estate Funds

Real Estate Income Fund

Real Estate Investment Portfolio

International Real Estate Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

REI-UANN-0904
1.789710.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, July 31, 2004, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity Leveraged Company Stock Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A,B
Fidelity Blue Chip Value Fund	$28,000	$20,000
Fidelity Dividend Growth Fund	$86,000	$73,000
Fidelity Growth & Income Portfolio	$151,000	$147,000
Fidelity Leveraged Company Stock Fund	$43,000	$30,000
All funds in the Fidelity Group of Funds audited by PwC	$10,600,000	$9,600,000
A	Aggregate amounts may reflect rounding.
B	Fidelity Blue Chip Value Fund commenced operations on June 17, 2003.

For the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Blue Chip Growth Fund, Fidelity OTC Portfolio and Fidelity Real Estate Income Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A,B
Fidelity Blue Chip Growth Fund	$65,000	$58,000
Fidelity OTC Portfolio	$50,000	$46,000
Fidelity Real Estate Income Fund	$34,000	$21,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$4,200,000	$3,600,000
A	Aggregate amounts may reflect rounding.
B	Fidelity Real Estate Income Fund commenced operations on February 4, 2003.

(b) Audit-Related Fees.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003A,B,C
Fidelity Blue Chip Value Fund	$0	$0
Fidelity Dividend Growth Fund	$0	$0
Fidelity Growth & Income Portfolio	$0	$0
Fidelity Leveraged Company Stock Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Blue Chip Value Fund commenced operations on June 17, 2003.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003A,B,C
Fidelity Blue Chip Growth Fund	$0	$0
Fidelity OTC Portfolio	$0	$0
Fidelity Real Estate Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Real Estate Income Fund commenced operations on February 4, 2003.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004 A	2003A,B,C
PwC	$50,000	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Blue Chip Value Fund's and Fidelity Real Estate Income Fund's commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A	2003A,B,C
Fidelity Blue Chip Value Fund	$2,300	$2,100
Fidelity Dividend Growth Fund	$2,300	$2,100
Fidelity Growth & Income Portfolio	$3,900	$3,600
Fidelity Leveraged Company Stock Fund	$2,300	$2,100
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Blue Chip Value Fund commenced operations on June 17, 2003.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A	2003A,B,C
Fidelity Blue Chip Growth Fund	$4,400	$4,100
Fidelity OTC Portfolio	$4,400	$4,100
Fidelity Real Estate Income Fund	$3,200	$4,100
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Real Estate Income Fund commenced operations on February 4, 2003.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A,B,C
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Blue Chip Value Fund's and Fidelity Real Estate Income Fund's commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A	2003A,B,C
Fidelity Blue Chip Value Fund	$1,200	$0
Fidelity Dividend Growth Fund	$16,200	$14,000
Fidelity Growth & Income Portfolio	$26,400	$28,000
Fidelity Leveraged Company Stock Fund	$2,200	$1,400
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Blue Chip Value Fund commenced operations on June 17, 2003.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A	2003A,B,C
Fidelity Blue Chip Growth Fund	$0	$0
Fidelity OTC Portfolio	$0	$0
Fidelity Real Estate Income Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Fidelity Real Estate Income Fund commenced operations on February 4, 2003.

In each of the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A,B,C
PwC	$280,000	$300,000
Deloitte Entities	$790,000	$650,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Blue Chip Value Fund's and Fidelity Real Estate Income Fund's commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firms relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2004 and July 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to PwC for the fiscal year ended July 31, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2004
Fidelity Blue Chip Value Fund	0%
Fidelity Dividend Growth Fund	0%
Fidelity Growth & Income Portfolio	0%
Fidelity Leveraged Company Stock Fund	0%

According to Deloitte Entities for the fiscal year ended July 31, 2004, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:

Fund	2004
Fidelity Blue Chip Growth Fund	0%
Fidelity OTC Portfolio	0%
Fidelity Real Estate Income Fund	0%

(g) For the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate fees billed by PwC of $1,900,000A and $2,050,000A,B,C for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B,C
Covered Services	$400,000	$350,000
Non-Covered Services	$1,500,000	$1,700,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Blue Chip Value Fund's commencement of operations.

For the fiscal years ended July 31, 2004 and July 31, 2003, the aggregate fees billed by Deloitte Entities of $2,000,000A and $1,250,000A,B,C for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B,C
Covered Services	$800,000	$650,000
Non-Covered Services	$1,200,000	$600,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	May include amounts billed prior to Fidelity Real Estate Income Fund's commencement of operations.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 10. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 11. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	September 23, 2004
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	September 23, 2004